--------------------------------------------------------------------------------
THE STRONG
INTERNATIONAL FUNDS

ANNUAL REPORT o OCTOBER 31, 1997


              [PHOTO OF WOMAN AND BOY COLLECTING SHELLS ON BEACH]


                          THE STRONG ASIA PACIFIC FUND
                     --------------------------------------
                      THE STRONG INTERNATIONAL STOCK FUND
                     --------------------------------------
                       THE STRONG INTERNATIONAL BOND FUND
                     --------------------------------------
                     THE STRONG SHORT-TERM GLOBAL BOND FUND


                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

--------------------------------------------------------------------------------
                                         [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

--------------------------------------------------------------------------------
                                                              [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

--------------------------------------------------------------------------------
                                 [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

--------------------------------------------------------------------------------
                                            [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

--------------------------------------------------------------------------------
                                               [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

--------------------------------------------------------------------------------
              [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

--------------------------------------------------------------------------------
                                                        [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

--------------------------------------------------------------------------------
                                                   [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

--------------------------------------------------------------------------------
THE STRONG
INTERNATIONAL FUNDS

ANNUAL REPORT o OCTOBER 31, 1997

                                TABLE OF CONTENTS


INVESTMENT REVIEWS
     The Strong Asia Pacific Fund ........................................ 2

     The Strong International Stock Fund ................................. 4

     The Strong International Bond Fund .................................. 6

     The Strong Short-Term Global Bond Fund .............................. 8


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Asia Pacific Fund ................................... 10

         The Strong International Stock Fund ............................ 12

         The Strong International Bond Fund ............................. 16

         The Strong Short-Term Global Bond Fund ......................... 17

     Statements of Assets and Liabilities ............................... 21

     Statements of Operations ........................................... 22

     Statements of Changes in Net Assets ................................ 23

     Notes to Financial Statements ...................................... 24


FINANCIAL HIGHLIGHTS .................................................... 26

REPORT OF INDEPENDENT ACCOUNTANTS ....................................... 28

THE STRONG ASIA PACIFIC FUND


CLEARLY THE NEXT STAGE FOR THE REGION IS FOR IT TO WORK TOWARD RECOVERY.

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in the equity securities of issuers located in Asia or the Pacific Basin.

ASIAN MARKETS SUFFER STEEP LOSSES
To say that it's been a tough year in the Asia Pacific region would be an understatement. Of the 10 major markets in Asia, all are down for the year. Four of these are down by 50% or more in dollar terms. Thailand's deep troubles proved contagious, with negative conditions spreading throughout the region, ultimately affecting even the region's stronger economies, Taiwan and finally Hong Kong. The latter nation in particular is one that most observers believed would be immune to its neighbors' woes.

================================================================================
                               TOP FIVE COUNTRIES
================================================================================
                       Based on net assets as of 10-31-97


  COUNTRY            % OF NET ASSETS
--------------------------------------------------------------------------------
  Japan                        19.0%
 ................................................................................
  Australia                    13.4%
 ................................................................................
  New Zealand                  10.6%
 ................................................................................
  Singapore                     8.5%
 ................................................................................
  India                         6.1%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================


We have contended with this environment by being as defensive as we can be, given that this is a fund that focuses on Asia Pacific markets. We had anticipated that Hong Kong could fall as the region's last domino during this troubled period, so we had greatly reduced our exposure there. While the average Asian fund held about 40% of its assets in Hong Kong, our position was down to about 2.5% of assets when that market had its striking reversal in October.


================================================================================
                           FIVE LARGEST STOCK HOLDINGS
================================================================================
                       Based on net assets as of 10-31-97


  SECURITY                    % OF NET ASSETS
--------------------------------------------------------------------------------
  Sydney Aquarium, Ltd.             2.8%
 ................................................................................
  Guinness Peat Group PLC           2.6%
 ................................................................................
  Normandy Mining, Ltd.             2.0%
 ................................................................................
  Cinema Plus, Ltd.                 1.7%
 ................................................................................
  Evergreen Forests, Ltd.           1.6%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================


We also held just more than 20% of assets in cash equivalents, and had considerable exposure to Australia and New Zealand. Those markets, while also down for the year, have suffered less than most of their Pacific Rim neighbors. We've also diversified the Fund into India, a market that's up nearly 20% for the year.

For these reasons, the Fund has outperformed its benchmark, the Morgan Stanley Capital International AC Asia Pacific Free ex Japan Index. For the 12 months ended October 31, 1997, the Fund posted a loss of 21.46%, while the index declined by 25.72%. As an investor in the Fund as well as its manager, I know that comparing a decline of this magnitude with any benchmark is of little comfort. At this point it makes the most sense to look forward at the prospects for this region.

LOOKING AHEAD
Clearly the next stage for the region is for it to work toward recovery. I don't believe we've seen the very end of the declines, but I do think we're at the beginning of their end. This won't likely be a clean, V-shaped recovery, as some of these markets have troubles that run too deep for quick solutions.

That said, there is some cause for optimism down the road. Some drastic steps that were essential to straightening out this region have taken place. The International Monetary Fund has provided aid to Indonesia, the Thai Prime Minister has resigned, one of Japan's more troubled brokerages has closed up shop, and Thailand and Indonesia have shut down insolvent banks.

The conditions that demanded that sort of harsh action have clearly caused pain for investors in this region. It would only compound the pain for investors to miss the benefit of recovery. Although they're not likely to come in the next few weeks, it's entirely possible that signs of recovery could appear in the next year--and bounces in this region can be dramatic on the upside as well as the down.

We're currently finding valuations in Asia that we haven't seen for at least 10 years, and even since the early `80s. The best companies behind these valuations could provide considerable opportunity for growth in the years to come. While we'll continue to follow some of the defensive measures we've already put in place, we'll also be looking for the best companies at the best prices for the Fund.

Of course, because of the markets this Fund invests in, it is likely to be more volatile than a purely domestic investment. Changes in market conditions, currency values, interest rates, and economic and political changes in the U.S. and abroad can greatly affect this Fund's share price. The Fund's concentration in a single geographic area and its investment in less-developed markets also magnify its risk. Given the current value and growth potential in international markets, however, we believe foreign stocks offer long-term investors a substantial opportunity.

[PHOTO OF ANTHONY L.T. CRAGG]

We thank you for your continued confidence in the Strong Asia Pacific Fund.

Sincerely,

/s/Anthony L.T. Cragg

Anthony L.T. Cragg
Portfolio Manager


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 12-31-93 to 10-31-97

[GRAPH]

                THE STRONG                               Lipper Pacific
            ASIA PACIFIC FUND           MSCI AP*       Region Funds Index*
12-93             10,000                10,000              10,000
12-94              9,473                 8,772               9,475
12-95             10,035                 9,305               9,729
12-96             10,246                10,388               9,980
10-97              7,922                 7,404               8,011


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Morgan Stanley Capital International AC Asia Pacific Free ex-Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index . Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


                                        =======================================
                                                    AVERAGE ANNUAL
                                                     TOTAL RETURNS
                                        =======================================
                                                    As of 10-31-97


                                                 1-year         -21.46%

                                                 3-year          -7.98%

                                        Since Inception          -5.90%
                                           (on 12-31-93)
                                        =======================================




--------------------------------------------------------------------------------

* The MSCI AP Index is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.dollar-adjusted. The Lipper Pacific Region Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG INTERNATIONAL STOCK FUND


A MORE NEUTRAL COUNTRY ALLOCATION GIVES OUR STOCK-PICKING ABILITY MORE ROOM TO INFLUENCE PERFORMANCE.

The Strong International Stock Fund pursues capital growth by investing primarily in the stocks of companies based outside the United States. The Fund provides access to growth opportunities worldwide that may offer greater return potential than U.S. companies.

================================================================================
                               TOP FIVE COUNTRIES
================================================================================
                       Based on net assets as of 10-31-97


  COUNTRY                     % OF NET ASSETS
--------------------------------------------------------------------------------
  Japan                            11.4%
 ................................................................................
  United Kingdom                   10.4%
 ................................................................................
  Italy                             8.3%
 ................................................................................
  France                            5.7%
 ................................................................................
  Australia                         4.5%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================


ADAPTING TO CURRENT CONDITIONS
Whenever a fund has endured a rocky period, it's essential to determine what the root of the problem is and correct it. However difficult the past year has been, the roots of the Fund's underperformance are identifiable, and therefore we have been able to take appropriate steps to address them.

First, the Fund had an overweighting in Asia. The steep declines this region suffered therefore significantly hurt performance. This drop has proven to be deeper, broader, and more protracted than we had anticipated.

================================================================================
                           FIVE LARGEST STOCK HOLDINGS
================================================================================
                       Based on net assets as of 10-31-97


  SECURITY                                  % OF NET ASSETS
--------------------------------------------------------------------------------
  Games Workshop Group PLC                        1.4%
 ................................................................................
  Telecom Italia Spa Preferred                    1.4%
 ................................................................................
  IFI Istituto Finanziario Preferred              1.3%
 ................................................................................
  Guinness Peat Group PLC                         1.3%
 ................................................................................
  Normandy Mining, Ltd.                           1.2%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
================================================================================


Second, the biggest movers in Europe's more successful markets were primarily the largest, most liquid, and best-known names. While we do hold some of these companies in the portfolio, and thus enjoyed their gains, we primarily focus on smaller, lesser-known companies that may not yet be fully valued by the markets. Although this strategy has succeeded in the past, it didn't find favor in this environment. For the 12 months ended October 31, 1997, the Fund posted a loss of 5.71%, placing it behind its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index, which returned 4.63%.*

FOCUSING ON STOCK-PICKING
We can make changes to address the first issue. The majority of the Fund's problems have come from our allocation of assets to countries and regions. So by bringing the Fund's Asia weighting back in line with its benchmark's and its peer group's, we have again made stock selection, not country allocation, the driver of the Fund's performance. A more neutral country allocation gives our stock-picking ability more room to influence performance. The stocks we owned in Asia actually performed reasonably well, relative to other companies in the region. We were also able to pick solid stocks in Europe and Latin America--we just didn't give ourselves room to pick enough of them.

To change that, we've rebalanced the portfolio substantially. Where our Asia allocation (ex Japan) was as high as 24%, now it's down to less than 10%. Our Latin America position has increased, moving to 9% of assets from 3%. And Europe, already a major allocation at about 22% of assets, now accounts for about 36% of the portfolio. In all, these changes reflect a more conventional country and regional breakdown for the Fund.

We've also worked to concentrate the portfolio more than in the recent past. We've brought the Fund's roster of stocks down from about 300 names to 214. As we've weeded out some stocks and kept those we like best, we've taken liquidity into account.

These changes do not alter the fundamental characteristics of the Fund. Although the market recently has focused on the largest, best-known companies, we still believe that picking underfollowed stocks around the world is a sound approach. We're seeking to enhance the Fund's strategy by allowing its performance to benefit from what we do well--stock selection-- and not be overrun by world events.

OUR OUTLOOK
Now that many of the world's markets have made their large moves, at some point, these markets will get more selective. That means that individual stocks will rise and fall more on their own merits, rather than those of the countries in which they're domiciled. In this setting, our stock-specific approach makes sense. The Fund's more balanced approach to all the world's markets has already allowed it to benefit from a larger position in developed European markets, particularly Italy, which accounts for about 8% of the portfolio. We're also pleased with opportunities we're identifying in eastern Europe, and in Latin America.

Despite the difficulties, we're not writing off Asia, either. Asia remains a region where big moves upward are possible. When things go wrong there it happens in a big way, but the same can be true when things go right. The portfolio is now anchored in western Europe, yet remains aggressive enough to take advantage of the opportunities in less-developed areas of the world.

Of course, this Fund is likely to be more volatile than a fund that invests solely in U.S. stocks. Changes in market conditions, currency values, interest rates, local regulations, and economic and political conditions can have quick, sharp impact on foreign markets. Given the value currently available internationally, however, we believe foreign equities offer long-term investors an attractive opportunity.

[PHOTO OF ANTHONY L.T. CRAGG]

Thank you for your investment in the Strong International Stock Fund. We look forward to earning your continued confidence.

Sincerely,

/s/Anthony L.T. Cragg

Anthony L.T. Cragg
Portfolio Manager



================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                             From 3-4-92 to 10-31-97

[GRAPH]

          THE STRONG INTERNATIONAL                     Lipper International
                STOCK FUND              MSCI EAFE*          Funds Index*
2-92              10,000                  10,000              10,000
12-92              9,819                   9,484               9,495
12-93             14,508                  12,572              13,215
12-94             14,282                  13,550              13,118
12-95             15,399                  15,069              14,433
12-96             16,660                  15,980              16,515
10-97             15,324                  16,290              17,724


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of March 1992.
================================================================================



                                           =====================================
                                                      AVERAGE ANNUAL
                                                       TOTAL RETURNS
                                           =====================================
                                                      As of 10-31-97


                                                     1-year      -5.71%

                                                     3-year       0.64%

                                                     5-year      10.46%

                                            Since Inception       7.84%
                                                (on 3-4-92)
                                            ====================================


--------------------------------------------------------------------------------

* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(TM) data is dollar-adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG INTERNATIONAL BOND FUND


PROBLEMS IN SOUTHEAST ASIA SPARKED DOUBT ABOUT THE ECONOMIC AND CURRENCY POLICIES OF LATIN AMERICAN NATIONS, RUSSIA, AND OTHER EMERGING MARKETS.

================================================================================
                         ASSETS BY CREDIT-QUALITY RATING
================================================================================
                       Based on net assets as of 10-31-97

[PIE CHART]

Short-Term Investments         39.3%
AAA                            29.7%
AA                             11.8%
A                               3.9%
BBB                             1.3%
BB                             14.0%

Includes non-rated securities which have been determined to be of equivalent quality as those rated.
================================================================================


The Strong International Bond Fund seeks high total return by investing for both income and capital appreciation. The Fund invests primarily in non-dollar-denominated, investment-grade debt obligations of foreign issuers. Normally, the Fund will maintain an average maturity of four to nine years.


================================================================================
                                COUNTRY EXPOSURE
================================================================================
                                 As of 10-31-97

  COUNTRY             % OF EXPOSURE*
--------------------------------------------------------------------------------
  Japan                        18.4%
 ................................................................................
  United States                17.1%
 ................................................................................
  Indonesia                    14.3%
 ................................................................................
  Germany                       9.6%
 ................................................................................
  Italy                         9.3%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

* Exposure is calculated based on the sum of total market value of securities and market value of futures.
================================================================================


LOOKING BACK AT A MIXED YEAR
At the beginning of the Fund's fiscal year (in late 1996 and early in 1997), global bond markets were strong overall, and bond yields were in a downward trend. The lower yields in developed countries drove many investors in search of higher yields to below-investment grade issues in various sectors such as corporate bonds and emerging markets.

A sell-off in the global bond markets began in February and March, in anticipation that the Federal Reserve would raise U.S. interest rates. When the Fed made the hike at the end of March, the sell-off continued. Hardest hit were the North American markets, which were most directly affected by the interest rate change. Also hurt were lower-quality, emerging-markets, and certain European issues, as many investors moved toward higher-quality issues from more established markets. That turmoil was short-lived, though, as most markets settled into a calm for the rest of the spring and through the summer.


================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
================================================================================
                                 As of 10-31-97


                    Strong                             Salomon Brothers Non-U.S.
                 International  Lipper International     World Government Bond
  Time Period      Bond Fund    Income Funds Index*   Index (Currency Unhedged)*
--------------------------------------------------------------------------------
  1-year            -0.68%             4.18%                   -0.32%
 ................................................................................
  3-year             7.39%             9.57%                    6.59%
 ................................................................................
  Since Inception
  (on 3-31-94)       9.27%             7.77%                    7.23%
 ................................................................................

Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.
================================================================================


For the late summer through early fall, better-performing countries included Australia, the U.K., Italy, Japan, the U.S., and Europe. On the economic front, most European markets saw annual growth rates of 1.5% to 2%, while the United Kingdom and North American economies grew at a rate of about 3%. Japan was in a sluggish recovery phase, but fell back into a recession after the consumption tax hike in April. Longer-maturity bonds in almost all bond markets rallied. Shorter-maturity issues were mixed, however, as short-term interest rates went up in core European markets.

DIFFICULTIES IN ASIA AND OTHER EMERGING MARKETS
However, as the summer progressed into autumn, more troubles emerged from a new source. First Thailand, then other Southeast Asian countries, faced severe economic crises. As a result, currencies in the region were devalued by 25% to 50%. This area's economic growth has slowed down considerably and may go into recession. The impact is felt elsewhere, as the region had been the engine of growth for the world.

The problems in Southeast Asia sparked doubt about the economic and currency policies of Latin American nations, Russia, and other emerging markets. As a result, bonds from those countries suffered severely. This sparked another flight to quality in the market, as nervous investors favored the higher-quality issues from the strongest countries, such as the U.S. and Germany.

PERFORMANCE RECAP
The autumn proved to be a difficult period for the Fund, one that saw us underperform our benchmark, which we had been comfortably surpassing through September. For the year ended October 31, 1997, the Fund posted a loss of 0.68%, compared with a loss of 0.32% by the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged).*

During the summer and early autumn, we had increased the Fund's duration, moving from a bearish stance to neutral, and then to a slightly longer duration than the index. This, along with other tactical interest-rate plays, helped to spark outperformance for part of the year, but hurt the Fund during the Southeast Asia crisis. Similarly, our position in below-investment-grade issues, which had boosted performance earlier in the year, reacted negatively in October.

OUR OUTLOOK ON THE MARKET'S OPPORTUNITIES
We believe that around the world, responsible fiscal policies, vigilant central banks, and global competition will, over the next three years or so, lead to declining interest rates in major countries. To capitalize on this, we intend to emphasize issues from the higher credit-quality countries. The expected slowdown in Asia will also help keep inflation in control and provide a favorable backdrop for interest rates.

The emerging markets crisis has led to indiscriminate selling of bonds with little regard for maturity and little differentiation among issuers. As a result, we are finding great values--with shorter-term issues from some countries and companies offering high yields--and we would like to continue to take advantage of such opportunities in the next fiscal year.

As an investor in this Fund, please keep in mind that the Fund's returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long-term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and lower overall portfolio risk through diversification than a pure U.S. portfolio could offer.

[PHOTO OF SHIRISH T. MALEKAR]

We appreciate your investment in the Strong International Bond Fund, and we look forward to earning your continued confidence.

Sincerely,

/s/Shirish Malekar

Shirish T. Malekar
Portfolio Manager


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 3-31-94 to 10-31-97

[GRAPH]

            THE STRONG           Salomon Brothers
           INTERNATIONAL    Non-U.S. World Government       Lipper International
             BOND FUND    Bond Index (Currency Unhedged)*    Income Funds Index*
3-94           10,000                 10,000                      10,000
12-94          10,866                 10,396                       9,387
12-95          12,937                 12,428                      11,700
12-96          13,966                 12,938                      12,783
10-97          13,741                 12,842                      13,076


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                          ======================================
                                                   PORTFOLIO STATISTICS
                                          ======================================
                                                      As of 10-31-97


                                          30-day annualized yield(1)   6.57%

                                           Average credit quality(2)   AA

                                                 Average maturity(3)   7.8 years
                                          ======================================


--------------------------------------------------------------------------------

* The Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 As of October 31, 1997, the Advisor was temporarily waiving fees of 0.66%. Otherwise, the Fund's yield would have been 5.91% and the total return would have been lower. Yields are historical, do not represent future results, and will vary.

2 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

3    The Fund's average maturity includes the effect of futures and options.

THE STRONG SHORT-TERM GLOBAL BOND FUND


ALTHOUGH THE AUTUMN PROVED TO BE A DIFFICULT PERIOD FOR THE FUND, WE WERE ABLE TO OUTPERFORM OUR BENCHMARK INDEX FOR THE YEAR.

The Strong Short-Term Global Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests primarily in investment-grade debt obligations of U.S. and foreign issuers. The Fund will normally maintain an average portfolio maturity of three years or less.

================================================================================
                                COUNTRY EXPOSURE
================================================================================
                                 As of 10-31-97


  COUNTRY             % OF EXPOSURE*
--------------------------------------------------------------------------------
  United States                43.5%
 ................................................................................
  Indonesia                    13.9%
 ................................................................................
  Argentina                     7.0%
 ................................................................................
  Brazil                        5.4%
 ................................................................................
  Italy                         3.3%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

* Exposure is calculated based on the sum of total market value of securities and market value of futures.
================================================================================


LOOKING BACK AT A MIXED YEAR
At the beginning of the Fund's fiscal year (in late 1996 and early in 1997), global bond markets were strong overall, and bond yields were in a downward trend. The lower yields in developed countries drove many investors in search of higher yields to below-investment grade issues in various sectors including corporate bonds and emerging markets.

A sell-off in the global bond markets began in February and March, in anticipation that the Federal Reserve would raise U.S. interest rates. When the Fed made the hike at the end of March, the sell-off continued. Hardest hit were the North American markets, which were most directly affected by the interest rate change. Also hurt were lower-quality, emerging-markets, and certain European issues, as many investors moved toward higher-quality issues from more established markets. That turmoil was short-lived, though, as most markets settled into a calm for the rest of the spring and through the summer.

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
================================================================================
                                 As of 10-31-97


                                      LIPPER SHORT     SALOMON BROTHERS 1-3 YEAR
               STRONG SHORT-TERM   WORLD MULTI-MARKET    WORLD GOVERNMENT BOND
TIME PERIOD    GLOBAL BOND FUND      INCOME AVERAGE*    INDEX (CURRENCY HEDGED)*
--------------------------------------------------------------------------------
  1-year             6.78%                4.90%                 6.40%
 ................................................................................
  3-year             8.66%                5.40%                 7.93%
 ................................................................................
  Since Inception
  (on 3-31-94)       8.62%                4.77%                 6.94%
 ................................................................................

Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.
================================================================================


For the late summer through early fall, better-performing countries included Australia, the U.K., Italy, Japan, the U.S., and Europe. On the economic front, most European markets saw annual growth rates of 1.5% to 2%, while the United Kingdom and North American economies grew at a rate of about 3%. Japan was in a sluggish recovery phase, but fell back into a recession after the consumption tax hike in April. Longer-maturity bonds in almost all bond markets rallied. Shorter-maturity issues were mixed, however, as short-term interest rates went up in core European markets.

DIFFICULTIES IN ASIA AND OTHER EMERGING MARKETS
However, as the summer progressed into autumn, more troubles emerged from a new source. First Thailand, then other Southeast Asian countries, faced severe economic crises. As a result, currencies in the region were devalued by 25% to 50%. This area's economic growth has slowed down considerably and eventually may go into recession. The impact of this slowdown is felt elsewhere, as the region had been the engine of growth for the world.

The problems in Southeast Asia sparked doubt about the economic and currency policies of Latin American nations, Russia, and other emerging markets. As a result, bonds from those countries suffered. This sparked another flight to quality in the market, as nervous investors favored higher-quality issues from the strongest countries, such as the U.S. and Germany.

OUTPERFORMANCE DESPITE A DIFFICULT MARKET
Although the autumn proved to be a difficult period for the Fund, we were able to outperform our benchmark index for the year. For the 12 months ended October 31, 1997, the Fund returned 6.78%, compared with a 6.40% gain for the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged). We also outpaced our peer group, as represented by the Lipper Short World Multi-Market Income Average, which returned 4.90% for the same period.*

One of the factors driving this outperformance was our country allocation--specifically, our overweighting in Australia, New Zealand, and Europe. Our 20% position in non-investment-grade issues also helped the Fund outperform for much of the year, although they were hurt during the October correction. Tactical interest-rate plays also helped to boost the Fund's returns for most of the period.

OUR OUTLOOK ON THE MARKET'S OPPORTUNITIES
Around the world, we believe that responsible fiscal policies, vigilant central banks, and global competition will over the next three years or so lead to declining interest rates in major countries. To capitalize on this, we intend to emphasize issues from the higher-quality countries. The expected slowdown in Asia will also help keep inflation in control and provide a favorable backdrop for interest rates.

The emerging markets crisis has led to indiscriminate selling of bonds with little regard for maturity and little differentiation among issuers. As a result, we are finding great values--with shorter-maturity issues from some countries and companies offering high yields--and we would like to continue to take advantage of such opportunities in the next fiscal year.

As an investor in this Fund, please keep in mind that the Fund's share price and returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long-term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and lower overall portfolio risk through diversification than a pure U.S. portfolio could offer.

[PHOTO OF SHIRISH T. MALEKAR]

We appreciate your investment in the Strong Short-Term Global Bond Fund, and we look forward to earning your continued confidence.

Sincerely,

/s/Shirish Malekar

Shirish T. Malekar
Portfolio Manager


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
================================================================================
                            From 3-31-94 to 10-31-97

[GRAPH]

               THE STRONG       Salomon Brothers 1-3 Year     Lipper Short
            SHORT-TERM GLOBAL     World Government Bond    World Multi-Market
                BOND FUND        Index (Currency Hedged)*    Income Average*
3-94              10,000                 10,000                  10,000
12-94             10,513                 10,153                   9,707
12-95             11,612                 11,286                  10,475
12-96             12,775                 12,088                  11,444
10-97             13,450                 12,716                  11,817

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                      ==========================================
                                                  PORTFOLIO STATISTICS
                                      ==========================================
                                                     As of 10-31-97

                                      30-day annualized yield(1)       7.39%

                                       Average credit quality(2)       A

                                             Average maturity(3)       2.8 years
                                      ==========================================


--------------------------------------------------------------------------------

* The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. Rolling one-month-forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keeps a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Brothers. Source of the Lipper data is Lipper Analytical Services, Inc.

1 As of October 31, 1997, the Advisor was temporarily waiving fees of 0.345%. Otherwise, the Fund's yield would have been 7.05% and the total return would have been lower. Yields are historical, do not represent future yields, and will vary.

2 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

3    The Fund's average maturity includes the effect of futures and options.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                            STRONG ASIA PACIFIC FUND
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 74.4%
AUSTRALIA 13.4%
AAPC, Ltd.                                         409,846   $  143,651
Australian Tourism Group                           150,000       73,605
CI Technologies Group, Ltd. (Acquired 5/20/97;
  Cost $281,991) (b) (d)                           250,000      341,738
Cinema Plus, Ltd. (b)                              653,000      503,528
Corporate Express Australia (b)                    200,000      103,748
Cue Energy Resources NL (b)                      2,318,000      292,485
Foster's Brewing Group, Ltd.                       101,000      191,163
Freeport-McMoran Copper & Gold, Inc. Class B         6,500      155,188
MIM Holdings, Ltd.                                  76,048       66,637
Normandy Mining, Ltd.                              555,308      603,370
Oil Search, Ltd.                                    39,300       71,077
Orogen Minerals, Ltd. GDR (Acquired 10/31/96;
  Cost $87,104) (d)                                  5,500      152,625
Peptide Technology, Ltd.                           100,000       13,319
Ramsay Health Care, Ltd. (Acquired 9/16/97;
  Cost $162,779) (b) (d)                           122,000      165,057
Simeon Wines, Ltd.                                   2,000        4,907
Spectrum Network Systems, Ltd. (b)                 550,000      185,064
Sydney Aquarium, Ltd.                              300,450      842,462
Western Mining Corporation, Ltd.                    30,642      108,474
                                                             ----------
                                                              4,018,098
CHINA 3.1%
C.H. China Investment, Ltd. (b)                    390,500      112,234
C.H. China Investment, Ltd. Warrants,
  Expire 7/01/99 (b)                               237,500        8,324
China Southern Airlines Company, Ltd. ADR (b)        8,000      166,000
First Tractor Company, Ltd. `H Shares' (Acquired
  6/18/97 - 9/03/97; Cost $193,305) (b)(d)         320,000      248,431
New World Infrastructure, Ltd. (b)                 105,000      207,867
Shanghai Industrial Holdings, Ltd. (Acquired
  4/10/97 - 10/29/97; Cost $161,826) (d)            40,000      178,042
                                                             ----------
                                                                920,898
HONG KONG 2.6%
Amoy Properties, Ltd.                               60,000       51,627
CDL Hotels International, Ltd.                     416,399      119,879
Glorius Sun Enterprises                            480,000      124,216
Guoco Group, Ltd.                                   57,000      124,643
Hong Kong Land Holdings, Ltd.                       39,494       90,046
Jardine Strategic Holdings, Ltd.                    40,750      130,400
Peregrine Investment Holdings, Ltd.                150,000      147,506
                                                             ----------
                                                                788,317
INDIA 6.1%
Asian Hotels, Ltd.                                  74,000      346,047
Hindalco Industries, Ltd.                            4,000      104,573
IS Himilayan Fund NV (b)                            14,000      154,000
The India Gateway Fund, Ltd.                           501        2,209
Indian Hotels Company, Ltd.                         25,000      405,303
The Indian Smaller Companies Fund, Ltd.             10,173       87,081
Marico Industries, Ltd.                             17,000      154,077
Oriental Bank of Commerce                              500          816
Peregrine Indian Smaller Companies Fund (b)          2,000      116,000
Reliance Industries, Ltd.                              300        1,558
Titan Industries, Ltd.                              50,300      103,233
UTI-Mastergrowth 93 Fund (b)                       500,000      176,997
Videsh Sanchar Nigam, Ltd.                           7,000      173,554
                                                             ----------
                                                              1,825,448
INDONESIA 1.6%
Gulf Indonesia Resources, Ltd. (b)                   6,000      126,000
Jaya Real Property PT (Fgn Reg)                    190,000       33,170
Lautan Luas PT                                     146,000       55,057
Lippo Life Insurance PT (Fgn Reg)                1,146,600      152,133
Siloam Gleneagles Health Care PT
  (Acquired 3/12/97; Cost $206,715) (d)            168,000      117,318
                                                             ----------
                                                                483,678
JAPAN 18.6%
The Bank of Tokyo - Mitsubishi                      17,000      221,678
Chubu Steel Plate Company, Ltd.                     36,000       91,196
Diamond City Company                                 6,000       24,169
Fidelity Japan OTC and Regional
Markets Fund, Ltd. (b)                              25,500      102,000
Fontaine Company, Ltd.                               7,000      140,698
H I S Company, Ltd.                                  3,300      107,168
Heiwa                                                4,000       67,110
Higashi Nihon House                                 18,000      134,552
Hokuetsu Metal                                      44,000       73,090
Horipro, Inc.                                       26,000      185,714
Imagineer Company, Ltd.                             13,000      145,764
Japan Associated Finance                             6,000      284,052
Japan Industrial Land Development                   10,000       33,555
Japan OTC Equity Fund, Inc. (b)                        170       80,750
Japan Tobacco, Inc.                                     20      163,953
Justsystem Corporation (Acquired 10/08/97;
  Cost $206,441) (b) (d)                            10,000      195,183
Lion Corporation Warrants, Expire 6/18/99 (b)        1,800       51,465
Marubeni Corporation                                21,000       65,580
Mikasa Coca-Cola Bottling Warrants,
  Expire 1/05/00 (b)                                 1,000       11,437
Misawa Homes Warrants, Expire 10/29/99 (b)           1,500       37,527
Mitsubishi Corporation                              40,000      342,193
Mitsubishi Motors Corporation                       34,000      149,103
Mitsui Fudosan                                      20,000      225,914
Miyota Company, Ltd.                                16,000      172,757
Nippon Broadcasting System                           5,000      305,232
Nippon Shinpan Company                              84,000      175,814
Nippon Telegraph & Telephone Corporation               300      254,153
Nittetsu Mining                                     28,000      156,744
Nomura International PLC Warrants,
  Expire 4/26/00 (b)                                   400       20,000
Ohmoto Gumi Company, Ltd.                           18,000      102,409
Pioneer Electronic Corporation                       5,000       82,226
SXL Corporation Warrants, Expire 2/26/99 (b)         2,900       12,437
Shochiku Warrants, Expire 12/29/99 (b)                 525       78,750
Showa Denko K.K. (b)                                88,000      158,605
Softbank Corporation                                 3,600      115,714
Takihyo Company, Ltd.                               11,000       86,703
Toho Company                                         3,410      447,492
Tokio Marine & Fire Insurance Company               17,000      169,435
Toko Seiki Company                                  26,000       62,625
Tokushu Paper Manufacturing Company, Ltd.
  Warrants, Expire 4/26/01 (b)                         900       73,338
Tsutsumi Jewelry Company, Ltd.                       3,100       43,256
Yasuda Trust & Banking, Ltd.                        60,000      159,967
                                                             ----------
                                                              5,611,508
KAZAKHSTAN 0.3%
Kazakhstan Investment Fund                          19,000       80,750

MALAYSIA 0.9%
Highlands & Lowlands BHD                            49,000       55,372
Leader Universal Holdings BHD                      126,000       76,843
Malaysia International Shipping BHD (Fgn Reg)       40,000       66,966
Sime UEP Properties BHD                             50,000       46,338
Technology Resources Industries BHD                 30,000       29,058
                                                             ----------
                                                                274,577

--------------------------------------------------------------------------------
================================================================================
                      STRONG ASIA PACIFIC FUND (continued)
================================================================================
                                                SHARES OR
                                                PRINCIPAL      VALUE
                                                  AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
NEW ZEALAND 10.6%
Air New Zealand, Ltd. Class B                       95,000   $  200,842
CDL Hotels New Zealand, Ltd.                       952,000      248,621
Corporate Investments, Ltd. (b)                    300,000      167,886
Direct Capital Partners, Ltd.                      200,000       84,565
Evergreen Forests, Ltd. (b)                      1,300,000      468,837
Guinness Peat Group PLC                          1,408,117      770,499
Kiwi Income Property Trust                         384,000      274,587
Kiwi Income Property Trust `B Shares' (b)           96,000       49,545
Pacific Capital Assets, Ltd. (Acquired 8/19/97;
  Cost $139,041) (b) (d)                           431,000      101,838
Restaurant Brands New Zealand, Ltd. (b)            270,000      349,203
Seafresh Fisheries New Zealand, Ltd.               135,000       21,825
Shortland Properties, Ltd.                         690,000      407,590
Tourism Holdings, Ltd.                              41,600       46,560
                                                             ----------
                                                              3,192,398
PHILIPPINES 1.1%
Cosmos Bottling Corporation (b)                    560,000       93,066
Empire East Land Holdings, Inc. (b)              2,199,567       53,570
Guoco Holdings (Philippines) (b)                 1,000,000       31,519
San Miguel Corporation Class B                     140,000      158,453
                                                             ----------
                                                                336,608
SINGAPORE 8.4%
Courts (Singapore), Ltd.                           435,000      171,510
Cycle & Carriage, Ltd.                              26,000      114,086
DBS Land, Ltd.                                      20,000       34,086
The Development Bank of Singapore,
  Ltd. (Fgn Reg)                                    28,000      261,749
FJ Benjamin Holdings, Ltd. (b)                     413,000      106,369
Fraser & Neave, Ltd.                                19,000       95,453
Hong Leong Finance, Ltd. (Fgn Reg)                  99,000      135,358
Keppel Bank                                        100,000      163,434
Keppel Corporation, Ltd.                            45,500      144,095
Kim Eng Holdings, Ltd.                             130,000       59,523
Osprey Maritime, Ltd.                              200,000      188,235
Robinson & Company, Ltd.                            20,000       69,952
Sembawang Corporation, Ltd.                         72,000      221,609
Singapore Airlines, Ltd. (Fgn Reg)                  18,000      135,072
Singapore Sesdaq Fund (b)                           15,000      210,000
United Overseas Bank, Ltd.                          36,000      199,173
United Overseas Land, Ltd.                         188,000      162,595
Van Der Horst, Ltd.                                 79,000       69,329
                                                             ----------
                                                              2,541,628
SOUTH KOREA 1.3%
Daehan City Gas Company                              4,500      120,000
Fidelity Advisor Korea Fund (b)                      6,300       30,319
Hana Bank                                                4           25
Kookmin Bank                                        14,472      117,584
Yukong, Ltd.                                         8,000      108,333
                                                             ----------
                                                                376,261
SRI LANKA 1.5%
John Keells Holdings, Ltd. (b)                      35,000      178,661
National Development Bank, Ltd. (b)                 31,000      124,519
Sri Lanka Growth Fund (b)                           30,000      142,500
                                                             ----------
                                                                445,680
TAIWAN 1.4%
Jardine Fleming Fund                               320,000      146,405
Kwang Hua Fortune Fund                             499,000      257,654
The R.O.C. Taiwan Fund                               3,500       30,406
                                                             ----------
                                                                434,465
THAILAND 1.5%
Industrial Finance Corporation of
  Thailand (Fgn Reg)                               122,800      104,120
Matichon PCL (Fgn Reg)                              26,000       26,259
Royal Garden Resort PCL (Fgn Reg)                  434,000      124,464
Ruang Khao Fund Units (b)                          610,000       83,666
Sermsuk PCL (Fgn Reg)                               14,000       92,868
TelecomAsia Corporation PCL (b)                     15,000        6,733
                                                             ----------
                                                                438,110
VIETNAM 1.4%
Beta Mekong Fund (b)                                25,000      227,500
Beta Mekong Fund Warrants, Expire 10/31/09 (b)       5,000           __
Vietnam Frontier Fund                               34,000      204,000
                                                             ----------
                                                                431,500
OTHER 0.6%
Morgan Stanley Emerging Markets Fund, Inc.          14,000      188,125
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $33,857,692)                       22,388,049
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.4%
JAPAN
Fuji International Finance Trust 0.25%          18,000,000      121,657
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $147,291)              121,657
--------------------------------------------------------------------------------

PREFERRED STOCKS 0.1%
SINGAPORE 0.1%
Osprey Maritime, Ltd.                               54,000       30,219

SOUTH KOREA 0.0%
Korean Air Lines Company, Ltd. (b)                     760        2,518
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $50,709)                            32,737
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 17.9%
COMMERCIAL PAPER 0.9%
DISCOUNTED 0.8%
INDONESIA
Polysindo EKA Perkasa PT Notes,
  Zero %, Due 4/09/98                    1,000,000,000 IDR      247,742

INTEREST BEARING DUE UPON DEMAND 0.1%
United States Cayman Eurodollar
  Call Deposit, 4.50%                           $   43,000       43,000

TIME DEPOSITS 17.0%
UNITED STATES
Bank of Scotland Time Deposit 5.625%,
  Due 11/03/97                                     600,000      600,000
Dresdner Bank Time Deposit, 5.65%,
  Due 11/03/97                                   1,500,000    1,500,000
Societe Generale Time Deposit, 5.625%,
  Due 11/03/97                                   1,500,000    1,500,000
Wachovia Time Deposit, 5.57%, Due 11/03/97       1,500,000    1,500,000
                                                             ----------
Total Time Deposits                                           5,100,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,450,086)                5,390,742
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $39,505,778) 92.8%     27,933,185
Other Assets and Liabilities, Net 7.2%                        2,152,971
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $30,086,156
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                      STRONG ASIA PACIFIC FUND (continued)
================================================================================


--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                         Settlement            Value            Unrealized
                            Date               in USD          Appreciation
--------------------------------------------------------------------------------
Sold:
45,472,000 THB            11/04/97          ($1,146,218)         $253,781


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                             Percentage of Net Assets
--------------------------------------------------------------------------------
Leisure Service ......................................  11.3%
Closed-End Fund ......................................   8.1
Conglomerate .........................................   8.0
Real Estate ..........................................   5.1
Bank - Money Center ..................................   4.6
Metals & Mining ......................................   4.2
Computer Software ....................................   2.7
Finance - Miscellaneous ..............................   2.3
Telecommunication Service ............................   2.2
Oil - International Integrated .......................   2.0
Paper & Forest Products ..............................   1.8
Airline ..............................................   1.7
Shipping .............................................   1.7
Media - Radio/TV .....................................   1.6
Beverage - Soft Drink ................................   1.5
Retail - Specialty ...................................   1.4
Beverage - Alcoholic .................................   1.2
Retail - Restaurant ..................................   1.2
Electronic Products - Miscellaneous ..................   1.1
Automobile ...........................................   0.9
Healthcare - Patient Care ............................   0.9
Engineering & Construction ...........................   0.8
Machinery - Agriculture ..............................   0.8
Brokerage & Investment Management ....................   0.7
Chemical .............................................   0.7
Shoe & Apparel Manufacturing .........................   0.7
Consumer - Miscellaneous .............................   0.6
Insurance - Diversified ..............................   0.6
Cosmetic & Personal Care .............................   0.5
Insurance - Life .....................................   0.5
Precious Metal/Gem/Stone .............................   0.5
Tobacco ..............................................   0.5
Housing ..............................................   0.4
Natural Gas Distribution .............................   0.4
Metal Products & Fabrication .........................   0.3
Steel ................................................   0.3
Agricultural Operations ..............................   0.2
Machinery - Miscellaneous ............................   0.2
Retail - Department Store ............................   0.2
Soap & Cleaning Preparation ..........................   0.2
Food .................................................   0.1
Insurance - Property & Casualty ......................   0.1
Media - Publishing ...................................   0.1
Short-Term Investments ...............................  17.9
Other Assets and Liabilities, Net ....................   7.2
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------




================================================================================
                         STRONG INTERNATIONAL STOCK FUND
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS 83.9%
ARGENTINA 1.1%
Banco Rio de La Plata SA ADR                        42,000   $  441,000
Dragados y Construcciones Argentina                126,000      441,260
Quilmes Industrial SA ADR                           40,000      495,000
Sunshine Mining and Refining Company (b)           650,000      568,750
                                                             ----------
                                                              1,946,010
AUSTRALIA 4.5%
AAPC, Ltd.                                       1,103,853      386,900
Cinema Plus, Ltd. (b)                              902,000      695,533
Cue Energy Resources NL (b)                      2,900,000      365,922
Foster's Brewing Group, Ltd.                       670,000    1,268,109
Freeport-McMoran Copper & Gold, Inc. Class B        39,000      931,125
Normandy Mining, Ltd.                            1,968,543    2,138,920
Simeon Wines, Ltd.                                   8,500       20,855
Sydney Aquarium, Ltd.                              637,100    1,786,428
Western Mining Corporation, Ltd.                   150,439      532,562
                                                             ----------
                                                              8,126,354
AUSTRIA 0.5%
Austria Tabakwerke AG (Acquired 10/30/97;
  Cost $831,960) (d)                                20,000      832,578

BOTSWANA 0.2%
Sechaba Breweries, Ltd. (b)                        310,000      358,027

BRAZIL 1.4%
Avipal SA Avicultura e Agropecauria            158,140,000      487,688
Companhia de Electricidade do Estado
  de Rio de Janeiro (b)                        843,000,000      535,238
Companhia de Saneamento Basico do Estado
  de Sao Paulo                                   3,300,540      583,769
Companhia Paranaense de Energia - Copel
  Sponsored ADR                                     45,000      537,188
Petroleo Brasileiro SA Sponsored ADR
  (Acquired 8/05/97; Cost $534,900) (b)(d)          20,000      380,000
Telecomunicacoes de Rio de Janeiro SA Rights,
  Expire 11/12/97 (b)                              160,473        2,183
                                                             ----------
                                                              2,526,066
CANADA 1.3%
Cae Industries, Ltd.                               218,000    1,827,248
Distribucion y Servicio SA ADR (b)                  31,000      544,438
                                                             ----------
                                                              2,371,686
CHILE 1.3%
Quimica y Minera Chile SA Sponsored ADR             19,900    1,032,313
Quinenco SA ADR (b)                                 49,500      723,938
Santa Isabel SA Sponsored ADR                       33,250      615,124
                                                             ----------
                                                              2,371,375
CHINA 1.7%
China Southern Airlines Company, Ltd. ADR (b)       22,000      456,500
First Tractor Company, Ltd. `H Shares'
  (Acquired 9/03/97; Cost $687,141) (b)(d)         900,000      698,713
New World Infrastructure, Ltd. (b)                 475,000      940,350
Shanghai Industrial Holdings, Ltd.
  (Acquired 4/10/97-10/29/97; Cost $822,416)(d)    203,000      903,565
                                                             ----------
                                                              2,999,128
EGYPT 0.9%
AL-Ahram Beverages Company SAE (b)                  39,200    1,078,000
MISR International Bank SAE GDR
  (Acquired 6/25/97; Cost $395,000) (d)             25,000      406,250
Nile for Matches (b)                                24,900      182,722
Suez Cement                                            600       13,147
                                                             ----------
                                                              1,680,119
FINLAND 0.6%
Valmet Oyj                                          66,000    1,039,360

FRANCE 5.7%
Accor SA                                             4,000      744,076
Alliance Et Gestion Comm                            11,750      435,924
Castorama Dubois Investissement SA                  12,200    1,269,953
Club Mediterranee SA (b)                             9,000      639,116
Edap Tms SA ADR (b)                                115,000      805,000

--------------------------------------------------------------------------------
================================================================================
                   STRONG INTERNATIONAL STOCK FUND (continued)
================================================================================
                                                   SHARES OR
                                                   PRINCIPAL      VALUE
                                                    AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
Esker SA                                            34,000  $   659,554
Genset SA Sponsored ADR (b)                        102,500    1,947,500
Groupe Danone                                        6,300      962,415
Louis Dreyfus Citrus (b)                            11,419      340,181
Pernod Ricard                                       10,000      462,969
SEFIMEG (Societe Francaise d'Investissements
  Immobiliers et de Gestion)                        15,000      909,311
Sabeton SA                                           5,247      672,506
Skis Rossignol SA                                   21,500      425,636
                                                             ----------
                                                             10,274,141
GERMANY 1.4%
Holsten-Brauerei AG                                  5,230    1,054,130
Leica Camera AG                                     64,000    1,484,832
                                                             ----------
                                                              2,538,962
GHANA 0.7%
Ashanti Goldfields Company, Ltd. GDR               130,029    1,284,036

GREECE 0.3%
Hellinic Telecommunication Organization SA          28,000      584,661

HONG KONG 1.5%
CDL Hotels International, Ltd.                   1,187,935      342,001
Glorius Sun Enterprises                          2,400,000      621,078
Guoco Group, Ltd.                                  139,000      303,953
Hong Kong Land Holdings, Ltd.                       49,178      112,126
Jardine Strategic Holdings, Ltd.                   140,625      450,000
Peregrine Investment Holdings, Ltd.                940,000      924,370
                                                             ----------
                                                              2,753,528
HUNGARY 0.3%
Euronet Services, Inc. (b)                          53,000      530,000

INDIA 3.8%
Asian Hotels, Ltd.                                 238,000    1,112,962
Bajaj Auto, Ltd.                                    13,450      214,440
Hindalco Industries, Ltd.                           10,150      265,354
IS Himilayan Fund NV (b)                            40,000      440,000
The India Gateway Fund, Ltd.                         2,504       11,043
Indian Hotels Company, Ltd.                        101,000    1,637,424
The Indian Smaller Companies Fund, Ltd.             54,584      467,239
Marico Industries, Ltd.                             65,000      589,118
Oriental Bank of Commerce                            1,500        2,448
Peregrine Indian Smaller Companies Fund (b)          7,100      411,800
Titan Industries, Ltd.                             100,000      205,234
UTI-Mastergrowth 93 Fund (b)                     2,050,000      725,689
Videsh Sanchar Nigam, Ltd.                          27,400      679,339
                                                             ----------
                                                              6,762,090
INDONESIA 0.7%
Gulf Indonesia Resources, Ltd. (b)                   9,000      189,000
Lippo Life Insurance PT (Fgn Reg)                4,091,100      542,814
Siloam Gleneagles Health Care PT
  (Acquired 3/12/97; Cost $1,004,046)(d)           816,000      569,832
                                                             ----------
                                                              1,301,646
IRELAND 0.9%
Connemara Green Marble Quarries PLC (Acquired
  11/21/96 - 6/20/97; Cost $635,000)(b)(d)          50,800      635,000
Connemara Green Marble Quarries Warrants,
  Expire 9/30/02 (b)                                 8,000           __
Fyffes PLC                                         550,000      938,553
                                                             ----------
                                                              1,573,553
ITALY 5.6%
Assicurazioni Generali                              61,000    1,362,331
Csp International Industria Calze Spa (b)          145,000    1,597,404
Eni Spa                                            244,000    1,379,486
Filatura del Brembo Spa                            127,500    1,265,328
Industrie Natuzzi Spa Sponsored ADR                 88,000    1,969,000
Pirelli Spa                                        387,000      985,712
Zucchini Spa                                       204,000    1,440,320
                                                             ----------
                                                              9,999,581

JAPAN 11.0%
The Bank of Tokyo - Mitsubishi                      72,000      938,870
Chubu Steel Plate Company, Ltd.                    130,000      329,320
Fidelity Japan OTC and Regional
  Markets Fund, Ltd. (b)                           115,000      460,000
Fontaine Company, Ltd.                              32,000      643,190
H I S Company, Ltd.                                 18,700      607,284
Higashi Nihon House                                 73,000      545,681
Horipro, Inc.                                       98,000      700,000
Imagineer Company, Ltd.                             51,000      571,844
Japan Associated Finance                            22,000    1,041,528
Japan Industrial Land Development                   42,000      140,930
Japan OTC Equity Fund, Inc. (b)                        900      427,500
Japan Tobacco, Inc.                                     75      614,826
Lion Corporation Warrants, Expire 6/18/99 (b)        8,500      243,031
Mitsubishi Corporation.                            147,000    1,257,558
Mitsubishi Motors Corporation                      203,000      890,233
Miyota Company, Ltd.                                82,000      885,382
Nippon Broadcasting System                          20,000    1,220,930
Nippon Shinpan Company                             254,000      531,628
Nippon Telegraph & Telephone Corporation               130    1,101,329
Nittetsu Mining                                    146,000      817,309
Ohmoto Gumi Company, Ltd.                           78,000      443,771
Pioneer Electronic Corporation                      15,000      246,678
Shochiku Warrants, Expire 12/29/99 (b)               1,650      247,500
Showa Denko K.K. (b)                               338,000      609,186
Softbank Corporation                                14,700      472,500
Takihyo Company, Ltd.                               53,000      417,749
Toho Company                                        12,210    1,602,309
Tokio Marine & Fire Insurance Company               79,000      787,375
Tokushu Paper Manufacturing Company, Ltd.
  Warrants, Expire 4/26/01 (b)                       3,600      293,352
Tsutsumi Jewelry Company, Ltd.                      12,000      167,442
Yasuda Trust & Banking, Ltd.                       240,000      639,867
                                                             ----------
                                                             19,896,102
KAZAKHSTAN 0.7%
Firebird Republics Fund                              4,116      800,123
Kazakhstan Investment Fund                         113,000      480,250
                                                             ----------
                                                              1,280,373
MALAYSIA 0.3%
Leader Universal Holdings BHD                      359,000      218,941
Malaysia International Shipping BHD (Fgn Reg)      225,000      376,682
                                                             ----------
                                                                595,623
MALI 0.3%
Randgold Resources, Ltd. GDR (Acquired 6/26/97;
  Cost $1,039,500) (d)                              63,000      598,500

MEXICO 2.0%
Cemex SA de CV CPO (b)                             138,000      547,355
Grupo Cementos Chihuah SA de CV `B Shares'         368,000      349,423
Grupo Financiero Banamex Accival SA de CV (b)      340,000      687,356
Grupo Financiero Serfin                             82,000      527,284
Grupo Mexico SA                                    155,000      429,417
Kimberly-Clark de Mexico SA de CV                   15,000      326,250
Organizacion Soriana SA de CV `B Shares'           238,000      802,392
                                                             ----------
                                                              3,669,477
MIDDLE EAST 0.3%
The Foreign & Colonial Emerging
  Middle East Fund, Inc. (b)                        29,000      514,750

NAMIBIA 0.9%
Namibia Breweries                                  905,400      564,405
Namibian Minerals Corporation (b)                  259,000    1,068,375
                                                             ----------
                                                              1,632,780
NETHERLANDS 0.7%
Content Beheer NV                                    9,000      282,407
Heineken NV                                          6,000      974,692
                                                             ----------
                                                              1,257,099

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                   STRONG INTERNATIONAL STOCK FUND (continued)
================================================================================
                                                   SHARES OR
                                                   PRINCIPAL      VALUE
                                                    AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
NEW ZEALAND 4.3%
Air New Zealand, Ltd. Class B                      460,000 $    972,495
CDL Hotels New Zealand, Ltd.                     2,789,000      728,364
Evergreen Forests, Ltd. (b)                      2,000,000      721,288
Guinness Peat Group PLC                          4,136,402    2,263,373
Kiwi Income Property Trust (b)                     473,800      353,531
Pacific Capital Assets, Ltd. (Acquired
  8/19/97 - 10/28/97; Cost $803,419) (b) (d)     2,540,000      600,161
Restaurant Brands New Zealand, Ltd. (b)            700,000      905,341
Shortland Properties, Ltd.                       2,101,200    1,241,200
                                                             ----------
                                                              7,785,753
NORWAY 0.2%
Alvern Norway AS (b)                                44,626      279,887

PERU 1.1%
Compania de Minas Buenaventura SA
  Sponsored ADR                                     40,000      717,500
Telefonica del Peru SA Sponsored ADR
  Representing Class B Shares                       20,000      395,000
Union de Cervecerias Perunas                       858,701      785,822
                                                             ----------
                                                              1,898,322
PHILIPPINES 0.8%
Cosmos Bottling Corporation (b)                  3,400,000      565,043
Empire East Land Holdings, Inc. (b)              5,385,427      131,164
San Miguel Corporation Class B                     590,000      667,765
                                                             ----------
                                                              1,363,972
POLAND 0.1%
@Entertainment, Inc. (b)                            21,000      241,500

PORTUGAL 0.4%
Telecel-Comunicacoes Pessoais SA (b)                 7,500      677,557

ROMANIA 1.1%
The Romanian Investment Fund, Ltd.
  (Acquired 5/08/97; Cost $1,900,000) (d)            1,900    1,928,500

RUSSIA 1.8%
Irkutsk Electrosvyaz (b)                           152,000      211,280
KamAZ                                              327,000      998,985
Morgan Stanley Russia & New Europe Fund, Inc.       12,000      332,250
Ramco Energy PLC                                    30,000      381,569
Red October Russian Depository Trust
  Certificates (Acquired 8/14/96 - 12/06/96;
  Cost $969,000) (b) (d)                                12    1,350,000
                                                             ----------
                                                              3,274,084
SAUDI ARABIA 0.1%
The Saudi Arabian Investment Fund (b)               25,000      234,375

SINGAPORE 3.4%
Cycle & Carriage, Ltd.                             137,000      601,145
The Development Bank of Singapore,
  Ltd. (Fgn Reg)                                   120,000    1,121,781
FJ Benjamin Holdings, Ltd. (b)                   1,360,000      350,270
Hong Leong Finance, Ltd. (Fgn Reg)                 172,000      235,166
Hour Glass, Ltd.                                   200,000       80,763
Osprey Maritime, Ltd.                            1,050,000      988,235
Sembawang Corporation, Ltd.                        243,000      747,930
Singapore Sesdaq Fund (b)                           36,000      504,000
United Overseas Bank, Ltd.                         150,000      829,889
United Overseas Land, Ltd.                         534,000      461,838
Van Der Horst, Ltd.                                140,000      122,862
                                                             ----------
                                                              6,043,879
SOUTH AFRICA 1.0%
Baring Simba Fund (b)                               66,000      668,250
Baring Simba Fund Warrants, Expire 9/30/00 (b)      77,000      115,500
De Beers Centenary Linked Units                     36,000      858,764
Morgan Stanley Africa Investment Fund, Inc.         11,000      167,750
                                                             ----------
                                                              1,810,264

SOUTH KOREA 0.4%
Daehan City Gas Company                             20,000      533,333
Fidelity Advisor Korea Fund (b)                     41,700      200,682
                                                             ----------
                                                                734,015
SPAIN 0.5%
Baron de Ley SA (b)                                 51,000      965,244

SRI LANKA 1.0%
John Keells Holdings, Ltd. (b)                     192,000      980,084
National Development Bank, Ltd. (b)                 76,000      305,272
Sri Lanka Growth Fund (b)                           95,000      451,250
                                                             ----------
                                                              1,736,606
SWEDEN 0.7%
Munters AB (b)                                      66,000      667,465
Pricer AB `B Shares' (b)                            28,000      648,303
                                                             ----------
                                                              1,315,768
SWITZERLAND 3.0%
Moevenpick Holding AG                                2,800    1,010,721
SGS (Societe Generale de Surveillance)
  Holdings SA                                          720    1,389,564
SMH (Suisse Microelectronique et d'Horlogerie)       3,500    1,953,896
Zurich Versicherungsgesellschaft                     2,600    1,074,196
                                                             ----------
                                                              5,428,377
TAIWAN 0.3%
Kwang Hua Fortune Fund                           1,166,000      602,052

THAILAND 0.7%
Industrial Finance Corporation of
  Thailand (Fgn Reg)                               530,200      449,546
Ruang Khao Fund Units (b)                        3,200,000      438,903
Sermsuk PCL (Fgn Reg)                               50,000      331,671
                                                             ----------
                                                              1,220,120
UKRAINE 0.8%
Ukrainian Opportunity Fund                         118,800    1,508,760

UNITED KINGDOM 10.4%
Bluebird Toys PLC                                  530,000      948,758
Burton Group PLC                                   590,000    1,258,514
Caledonia Investments PLC                           28,000      287,154
Dr. Solomon's Group PLC Sponsored ADR (b)           25,000      765,625
Eidos PLC (b)                                      170,000    2,033,532
Games Workshop Group PLC                           217,000    2,486,830
General Electric Company PLC                       234,000    1,490,568
Hamleys PLC                                        175,000    1,010,074
Inchcape PLC                                        97,263      353,104
Lonrho PLC                                         300,717      488,006
Low & Bonar PLC                                    160,000      848,546
LucasVarity PLC                                    423,000    1,447,204
Pearson PLC                                        125,000    1,585,168
Pilkington PLC                                     565,000    1,427,320
W.H. Smith Group PLC                                99,000      626,070
Trocadero PLC                                    1,435,000      480,150
Vickers PLC                                        290,000    1,106,188
                                                             ----------
                                                             18,642,811
VENEZUELA 0.3%
Compania La Electricidad de Caracas                384,106      504,946

VIETNAM 0.3%
Vietnam Frontier Fund                               84,000      504,000

OTHER 0.6%
Morgan Stanley Emerging Markets Fund, Inc.          56,000      752,500
The Regent Central Asia Investments                 38,000      361,000
                                                             ----------
                                                              1,113,500
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $184,342,252)                     151,111,897
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                   STRONG INTERNATIONAL STOCK FUND (continued)
================================================================================
                                                   SHARES OR
                                                   PRINCIPAL      VALUE
                                                    AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 0.4%
JAPAN
Fuji International Finance Trust 0.25%          96,000,00    $  648,837
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $772,484)              648,837
--------------------------------------------------------------------------------

PREFERRED STOCKS 4.8%
BRAZIL 1.2%
Companhia Antartica Paulista - Industria
  Brasileira de Bebidas e Conexos                   12,340    1,119,274
Telecomunicacoes de Sao Paulo SA                 2,486,788      651,866
Telecomunicacoes de Sao Paulo SA Rights,
  Expire 11/12/97 (b)                              109,902           52
Telecomunicacoes do Rio de Janeiro SA - Telerj   4,138,669      394,159
                                                             ----------
                                                              2,165,351
COLOMBIA 0.3%
Banco Ganadero SA ADS Representing Class C
  Preference Shares                                 22,700      544,800

GERMANY 0.5%
Porsche AG Non-Voting                                  610      896,903

ITALY 2.7%
IFI Istituto Finanziario (Acquired 1/20/97 -
  1/23/97; Cost $2,205,497) (d)                    186,000    2,381,513
Telecom Italia Spa                                 609,000    2,453,214
                                                             ----------
                                                              4,834,727
SINGAPORE 0.1%
Osprey Maritime, Ltd.                              283,500      158,652
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $8,448,879)                      8,600,433
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.2%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
United States Cayman Eurodollar Call
  Deposit, 4.50%                                $    1,000        1,000

TIME DEPOSITS 9.2%
UNITED STATES
Bank of Scotland Time Deposit, 5.625%,
  Due 11/03/97                                   7,600,000    7,600,000
Societe Generale Time Deposit, 5.625%,
  Due 11/03/97                                   9,000,000    9,000,000
                                                             ----------
Total Time Deposits                                          16,600,000
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (COST $16,601,000)              16,601,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $210,164,615) 98.3%   176,962,167
Other Assets and Liabilities, Net 1.7%                        3,143,485
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $180,105,652
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                             Unrealized
                                 Settlement      Value      Appreciation
                                    Date        in USD     (Depreciation)
--------------------------------------------------------------------------------
Sold:
 10,810,200 DEM                    1/26/98   ($6,301,549)    ($301,549)
162,400,000 THB                   11/04/97    (4,093,636)      906,364


--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                             Percentage of Net Assets
--------------------------------------------------------------------------------
Conglomerate ............................................8.2%
Closed-End Fund .........................................7.5
Leisure Service .........................................5.7
Beverage - Alcoholic ....................................5.1
Telecommunication Service ...............................4.0
Bank - Money Center .....................................3.6
Metals & Mining .........................................3.4
Automobile ..............................................2.6
Consumer - Miscellaneous ................................2.6
Precious Metal/Gem/Stone ................................2.6
Real Estate .............................................2.4
Retail - Specialty ......................................2.4
Engineering & Construction ..............................2.3
Finance - Miscellaneous .................................2.3
Food ....................................................2.3
Retail - Major Chain ....................................2.2
Auto & Truck Parts ......................................2.1
Computer Software .......................................2.1
Insurance - Diversified .................................1.8
Oil - International Integrated ..........................1.5
Shoe & Apparel Manufacturing ............................1.5
Shipping ................................................1.3
Media - Radio/TV ........................................1.2
Healthcare - Drug/Diversified ...........................1.1
Household Appliances & Furnishings ......................1.1
Retail - Restaurant .....................................1.1
Aerospace & Defense .....................................1.0
Electronic Products - Miscellaneous .....................1.0
Paper & Forest Products .................................1.0
Beverage - Soft Drink ...................................0.9
Chemical ................................................0.9
Cosmetic & Personal Care ................................0.9
Electric Power ..........................................0.9
Machinery - Miscellaneous ...............................0.9
Media - Publishing ......................................0.9
Airline .................................................0.8
Leisure Product .........................................0.8
Machinery - Transportation Equipment & Parts ............0.8
Tobacco .................................................0.8
Retail - Food Chain .....................................0.6
Brokerage & Investment Management .......................0.5
Healthcare - Instrumentation ............................0.4
Machinery - Agriculture .................................0.4
Healthcare - Patient Care ...............................0.3
Housing .................................................0.3
Insurance - Life ........................................0.3
Natural Gas Distribution ................................0.3
Steel ...................................................0.2
Metal Products & Fabrication ............................0.1
Soap & Cleaning Preparation .............................0.1
Short-Term Investments ..................................9.2
Other Assets and Liabilities, Net .......................1.7
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                         STRONG INTERNATIONAL BOND FUND
================================================================================
                                                   SHARES OR
                                                   PRINCIPAL      VALUE
                                                    AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 12.0%
INDONESIA 7.1%
Polysindo EKA Perkasa PT Notes, 19.00%,
  Due 4/26/99 (Linked to cross currency
  interest rate swap to yield LIBOR +
  3.96%)                                 5,000,000,000 IDR   $2,019,152

IRELAND 1.7%
Tatneft Finance PLC Notes, 9.00%,
  Due 10/29/02 (Acquired 10/02/97;
  Cost $499,445) (d)                           500,000 USD      477,500

MEXICO 1.8%
Imexsa Export Trust Senior Structured
  Pass-Thru Certificates, Series 1996-1,
  10.125%, Due 5/31/03 (Acquired 5/22/96;
  Cost $500,000) (d)                           500,000 USD      505,000

NEW ZEALAND 1.2%
International Bank for Reconstruction &
  Development Senior Notes, Zero%,
  Due 8/20/07                                1,000,000 NZD      324,580

UNITED STATES 0.2%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.875%, Due 2/28/01      50,000 USD       49,877
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $3,451,184)                       3,376,109
--------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 31.3%
ARGENTINA 3.4%
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 5.6563%, Due 9/01/02    750,000 USD      838,125
Republic of Argentina Bote 10 Floating
  Rate Notes, 5.7188%, Due 4/01/00             109,750 USD      118,848
                                                             ----------
                                                                956,973
AUSTRALIA 5.1%
Australian Government Bonds, 8.75%,
  Due 8/15/08                                1,825,000 AUD    1,435,147

DENMARK 3.6%
Kingdom of Denmark Notes:
  7.00%, Due 11/15/07                        4,250,000 DKK      688,242
  9.00%, Due 11/15/00                        2,000,000 DKK      337,261
                                                             ----------
                                                              1,025,503
FINLAND 2.4%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                3,000,000 FIM      675,826

FRANCE 4.3%
Government of France Debentures, 8.50%,
  Due 11/25/02                               6,000,000 FRF    1,196,965

GERMANY 9.2%
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04                        4,000,000 DEM    2,601,009

IRELAND 2.4%
Government of Ireland Debentures, 9.25%,
  Due 7/11/03                                  380,000 IEP      668,226

URUGUAY 0.9%
Republic of Uruguay Bonds, 7.875%,
  Due 7/15/27                                   300,000 USD     266,863
--------------------------------------------------------------------------------
TOTAL GOVERNMENT & AGENCY ISSUES (COST $9,588,565)            8,826,512
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 15.3%
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1992-4, Class A-5, Interest Only, 0.625%,
  Due 10/25/22                                  $27,419,295     282,693
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit
  Pass-Thru Certificates:
  Series 1990-17, Class M, 9.50%, Due 11/25/20     116,726      121,395
  Series 1993-3, Class B1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $458,449)(d)            465,320      467,502
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.5604%, Due 1/25/22     415,363      424,189
  Series 1991-3, Class A1, 7.4412%, Due 2/20/21    818,544      832,869
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit MC Pass-Thru
  Certificates, Series 1994-11, Class A3, 6.50%,
  Due 3/25/24                                       30,045       29,957
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.625%,
  Due 8/17/23                                       87,856       86,992
RTC Variable Rate Mortgage
  Pass-Thru Securities, Inc.:
  Series  1992-16,  Class B-3,  10.5981%,
  Due 5/25/24                                      500,016      517,516
  Series 1995-1, Class B-5, 6.8344%,
  Due 10/25/28                                     748,774      758,134
Ryland Mortgage Securities Variable Rate
  Corporation Mortgage Participation Securities,
  Series 1991-1, 7.4911%, Due 3/25/20              793,355      809,222
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $3,976,197)                                4,330,469
--------------------------------------------------------------------------------

PREFERRED STOCKS 2.1%
First International Funding Company, 3.50%
  (Acquired 9/10/96) (d)                                 6      598,500
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $601,358)                          598,500
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 29.0%
COMMERCIAL PAPER 14.0%
DISCOUNTED 13.6%
INDONESIA
Asia Pulp & Paper Company, Ltd.:
  Due 12/08/97                           4,000,000,000 IDR    1,102,227
  Due 3/19/98                            3,000,000,000 IDR      747,486
Polysindo EKA Perkasa PT, Due 3/18/98    4,000,000,000 IDR      988,827
Texmaco Jaya PT, Due 11/12/97                1,000,000 USD      998,475
                                                             ----------
                                                              3,837,015
INTEREST BEARING, DUE UPON DEMAND 0.4%
United States Cayman Eurodollar Call
  Deposit, 4.50%                                $  100,000      100,000
                                                             ----------
Total Commercial Paper                                        3,937,015

GOVERNMENT & AGENCY ISSUES 6.6%
PHILIPPINES 3.4%
Ing Bank NV London Branch Secured Notes,
  Zero%, Due 8/14/98 (Acquired 8/07/97;
  Cost $1,000,000) (d)                       1,000,000 USD      970,000

--------------------------------------------------------------------------------
================================================================================
                   STRONG INTERNATIONAL BOND FUND (continued)
================================================================================
                                                 SHARES OR
                                                 PRINCIPAL      VALUE
                                                  AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
RUSSIA 1.7%
Russian Sovereign Risk Notes, Zero %,
  Due 1/14/98                                  500,000 USD  $   486,000

UNITED STATES 1.5%
United States Treasury Bills, Due 1/08/98 (c)     $425,000      421,073
                                                             ----------
Total Government & Agency Issues                              1,877,073

TIME DEPOSITS 8.4%
CHILE 1.8%
Citibank Time Deposit (with Chilean Peso
  indexation and interest based on the Chilean
  denominated deposit), 11.55%, Due 11/12/97   500,000 USD      497,034

EL SALVADOR 2.7%
Citibank Time Deposit (with El Salvador
  Colon indexation and interest based on
  the El Salvador denominated deposit), 9.00%,
  Due 11/20/97                                 750,000 USD      749,572

UNITED STATES 3.9%
Bank of Scotland Time Deposit, 5.625%,
  Due 11/03/97                                  $1,100,000    1,100,000
                                                             ----------
Total Time Deposits                                           2,346,606
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,789,714)                8,160,694
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $27,407,018) 89.7%     25,292,284
Other Assets and Liabilities, Net 10.3%                       2,912,192
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $28,204,476
--------------------------------------------------------------------------------

FUTURES
--------------------------------------------------------------------------------
                                                    Underlying     Unrealized
                                     Expiration     Face Amount   Appreciation
                                        Date          at Value   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
21 Ten-Year French Government Bonds     12/97        $1,805,577    $  2,919
 9 Ten-Year German Government Bonds     12/97         1,344,169      12,289
29 Ten-Year Italian Government Bonds    12/97         3,829,032     114,913
 7 Ten-Year Japanese Government Bonds    3/98         7,547,684      72,337
17 Ten-Year United Kingdom
       Government Bonds                 12/97         1,692,176      65,923
10 Five-Year U.S. Treasury Notes        12/97         1,084,063      19,219

Sold:
 9 Ten-Year Australian Government
       Bonds                            12/97          (919,373)    (33,035)
 3 Ten-Year U.S. Treasury Notes         12/97          (335,250)     (9,563)
 3 U.S. Treasury Bonds                  12/97          (355,406)    (18,469)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                               Unrealized
                                 Settlement        Value       Appreciation
                                    Date           in USD     (Depreciation)
--------------------------------------------------------------------------------
Purchased:
      849,740  AUD                 11/12/97     $   595,498    ($ 40,184)
    1,512,935  AUD                  2/12/98       1,063,388      (71,964)
    1,152,000  CAD                  2/12/98         822,469      (13,191)
    1,835,500  DEM                 11/12/97       1,068,182       68,182
   23,377,845  DEM                  2/12/98      13,639,455      885,585
  200,000,000  ESP                  2/12/98       1,379,103       98,636
1,123,317,000  JPY                 11/12/97       9,366,501     (271,569)

Sold:
    4,700,000  AUD                  2/12/98     ($3,303,463)     147,277
    2,690,400  DEM                 11/12/97      (1,565,697)     (65,697)
    2,522,184  DEM                  2/12/98      (1,471,531)     (71,531)
    3,700,000  DKK                 11/12/97        (565,732)     (39,760)
    6,750,000  FRF                 11/12/97      (1,171,989)     (85,907)
4,000,000,000  IDR                 12/09/97      (1,105,889)     476,702
4,000,000,000  IDR                  3/19/98      (1,068,773)     506,031
3,000,000,000  IDR                  3/20/98        (801,306)     379,332
5,000,000,000  IDR                  4/26/99      (2,059,308)          __
  117,558,000  JPY                 11/12/97        (980,228)      19,772


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                            Percentage of Net Assets
--------------------------------------------------------------------------------
Foreign Government .................................... 42.0%
Foreign Corporate ..................................... 14.2
Non-Agency Single-Family .............................. 11.2
Paper & Forest Products ...............................  6.6
Non-Agency Asset-Backed ...............................  4.2
Bank - Regional .......................................  3.9
Finance - Miscellaneous ...............................  2.1
Steel .................................................  1.8
U.S. Government .......................................  1.8
Oil - International Integrated ........................  1.7
Bank - Super Regional .................................  0.2
Other Assets and Liabilities, Net ..................... 10.3
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------


================================================================================
                       STRONG SHORT-TERM GLOBAL BOND FUND
================================================================================
                                               SHARES OR
                                               PRINCIPAL      VALUE
                                                 AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 21.5%
ARGENTINA 3.3%
Autopistas Del Sol SA Senior Notes, 9.35%,
  Due 8/01/04 (Acquired 7/24/97;
  Cost $2,000,000) (d)                       2,000,000 USD   $1,945,000
Mendoza Province Bonds, 10.00%, Due
  9/04/07 (Acquired 8/22/97; Cost
  $1,986,340) (d)                            2,000,000 USD    1,910,000
                                                             ----------
                                                              3,855,000
BRAZIL 4.8%
Banco de Boston SA Floating Rate Eurodollar
  Notes, 9.505%, Due 1/16/02                 3,690,000 USD    3,690,000
MRS Logistica SA Senior Notes, Series B,
  10.625%, Due 8/15/05 (Acquired 8/07/97;
  Cost $995,510) (d)                         1,000,000 USD      945,000
Sharp Do Brasil SA Notes, 9.625%, Due
  10/30/05 (Acquired 10/20/97; Cost
  $998,080) (d)                              1,000,000 USD      952,500
                                                             ----------
                                                              5,587,500
CANADA 0.8%
Telecommunications, Inc. Senior Discount
  Notes, Zero %, Due 10/15/07 (Acquired
  10/08/97; Cost $1,053,321) (d)             2,500,000 CAD      985,580

INDIA 1.5%
Power Finance, Ltd. Notes, 7.50%, Due
  7/31/09 (Acquired 8/15/97; Cost
  $1,951,000) (d)                            2,000,000 USD    1,772,740

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                 STRONG SHORT-TERM GLOBAL BOND FUND (continued)
================================================================================
                                              SHARES OR
                                              PRINCIPAL      VALUE
                                               AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
INDONESIA 3.9%
APP International Finance Floating Rate
  Notes, 8.3789%, Due 6/25/99                  500,000 USD  $   488,750
Polysindo EKA Perkasa PT Notes, 19.00%,
   Due 4/26/99  (Linked to cross
   currency interest rate swap to yield
   LIBOR + 3.96%)                       10,000,000,000 IDR    4,038,303
                                                             ----------
                                                              4,527,053
IRELAND 1.7%
Tatneft Finance PLC Notes, 9.00%, Due
  10/29/02 (Acquired 10/02/97; Cost
  $1,997,780) (d)                            2,000,000 USD    1,910,000

MEXICO 1.7%
Grupo Imsa SA de CV Senior Yankee Notes,
  8.93%, Due 9/30/04                         1,000,000 USD      968,750
Imexsa Export Trust Senior Structured
  Pass-Thru Certificates, Series 1996-1,
  10.125%, Due 5/31/03 (Acquired 5/22/96;
  Cost $500,000) (d)                           500,000 USD      505,000
Vicap SA de CV Guaranteed Senior Notes,
  10.25%, Due 5/15/02 (Acquired 5/07/97;
  Cost $498,250) (d)                           500,000 USD      502,500
                                                             ----------
                                                              1,976,250
NEW ZEALAND 0.3%
International Bank for Reconstruction &
  Development Senior Notes, Zero%,
  Due 8/20/07                                1,000,000 NZD      324,580

POLAND 0.4%
Netia Holdings BV Senior Discount Notes,
  Zero %, Due 11/01/07 (Rate Reset
  Effective 11/01/01) (Acquired 10/24/97;
  Cost $463,693) (d)                         1,250,000 DEM      411,447

RUSSIA 0.8%
Russian Federation Bonds, 10.00%, Due
  6/26/07 (Acquired 6/19/97;  Cost
  $991,640)(d)                               1,000,000 USD      897,500

UNITED STATES 2.3%
Atlas Air, Inc. Senior Notes, 10.75%,
  Due 8/01/05 (Acquired 8/08/97;
  Cost $1,000,000) (d)                       1,000,000 USD    1,060,000
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.875%, Due 2/28/01     100,000 USD       99,754
Oil Purchase Corporation Notes, 7.10%, Due
  10/31/02 (Acquired 10/21/97;
  Cost $999,330) (d)                         1,000,000 USD      996,650
Viacom International, Inc. Reset Notes,
  8.75%, Due 5/15/01 (Rate Reset Effective
  5/15/98)                                     450,000 USD      459,068
                                                             ----------
                                                              2,615,472
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $25,847,108)                     24,863,122
--------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 29.0%
ARGENTINA 3.7%
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 5.6563%, Due
  9/01/02                                   2,500,000 USD     2,793,750
Republic of Argentina Bonds, 8.75%,
  Due 5/09/02                               1,000,000 USD       900,000
Republic of Argentina Bote 10 Floating Rate
  Notes, 5.7188%, Due 4/01/00                 548,750 USD       594,241
                                                             ----------
                                                              4,287,991
AUSTRALIA 1.5%
Australian Government Bonds, 8.75%,
  Due 8/15/08                               2,175,000 AUD     1,710,380

BRAZIL 0.6%
Republic of Brazil IDU Variable Rate
  Debentures, Series A, 6.8125%,
  Due 1/01/01                                 785,000 USD       718,766

CANADA 1.8%
Government of Canada Notes, 6.125%,
  Due 7/15/02                               2,000,000 USD     2,007,460

DENMARK 0.4%
Kingdom of Denmark Notes, 9.00%,
  Due 11/15/00                              3,000,000 DKK       505,891

FRANCE 1.0%
Government of France Debentures:
  7.00%, Due 10/12/00                       2,900,000 FRF       533,729
  8.50%, Due 11/25/02                       3,000,000 FRF       598,483
                                                             ----------
                                                              1,132,212
GERMANY 0.8%
Republic of Germany Debentures, Series 90,
  8.875%, Due 12/20/00                      1,500,000 DEM       972,420

IRELAND 0.9%
Government of Ireland Debentures, 9.25%,
  Due 7/11/03                                 570,000 IEP     1,002,340

ITALY 0.6%
Government of Italy Debentures, 12.00%,
  Due 1/01/02                           1,000,000,000 ITL       722,405

NEW ZEALAND 2.1%
Government of New Zealand Notes, 6.50%,
  Due 2/15/00                                4,000,000 NZD    2,466,706

PANAMA 1.3%
Republic of Panama Floating Rate Notes,
  7.0313%, Due 5/14/02                       1,538,475 USD    1,515,398

SWEDEN 1.8%
Statens Bostadsfinansier Bonds, 9.00%,
  Due 6/15/01                               14,500,000 SEK    2,103,011

UNITED STATES 12.0%
FHLMC Participation Certificates:
  7.913%, Due 7/01/10                           $  748,892      766,910
  9.00%, Due 8/01/18                             1,485,314    1,605,075
  10.00%, Due 6/01/05                            1,096,416    1,157,760
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Adjustable Rate
  Mortgage Certificates, Pool #365418,
  7.422%, Due 1/01/23                              660,514      681,842
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Adjustable Rate Mortgage
  Securities, 6.126%, Due 3/01/18                3,661,867    3,685,083
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.50%, Due 11/01/02                            3,619,023    3,741,165
  10.50%, Due 8/01/20                              519,309      520,529
  11.00%, Due 4/01/12                              602,982      677,980
United States Treasury Notes, 6.00%,
  Due 7/31/02                                    1,000,000    1,010,000
                                                             ----------
                                                             13,846,344
URUGUAY 0.5%
Republic of Uruguay Bonds, 7.875%,
  Due 7/15/27                                  700,000 USD      622,678
--------------------------------------------------------------------------------
TOTAL GOVERNMENT & AGENCY ISSUES (COST $34,560,312)          33,614,002
--------------------------------------------------------------------------------

================================================================================
                 STRONG SHORT-TERM GLOBAL BOND FUND (continued)
================================================================================
                                                   SHARES OR
                                                   PRINCIPAL      VALUE
                                                    AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 27.9%
CS First Boston Mortgage Securities
  Corporation Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-MHC1, Class C,
  6.7563%, Due 4/25/11                          $  500,000  $   501,875
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit
  Pass-Thru Certificates:
  Series 1988-3, Class A-2, 9.00%, Due 4/01/18     336,750      335,619
  Series 1990-17, Class M, 9.50%, Due 11/25/20     116,726      121,395
  Series 1993-3,  Class B1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $916,898) (d)           930,640      935,005
Collateralized Mortgage Obligation Trust,
  Series 14, Class Z, 8.00%, Due 1/01/17         2,981,952    3,031,334
DLJ Acceptance Trust Collateralized Mortgage
  Obligation, Series 1989-1, Class F, 11.00%,
  Due 8/01/19                                    3,488,338    3,973,391
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.5604%, Due 1/25/22   1,661,450    1,696,756
  Series 1991-3, Class A1, 7.4412%, Due 2/20/21  1,637,088    1,665,737
  Series 92-Q4, Class A-2, 7.5242%, Due 7/25/22    717,529      722,911
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit MC Pass-Thru
  Certificates, Series 1994-11, Class A3, 6.50%,
  Due 3/25/24                                       30,045       29,957
Green Tree Financial Corporation Certificates,
  Series 1994-E, Class A, 9.15%, Due 1/15/15     1,854,286    1,920,632
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.7563%, Due 3/01/07
  (Acquired 2/21/97; Cost $2,000,000) (d)        2,000,000    2,000,000
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1,
  6.625%, Due 8/17/23                               58,571       57,994
Mortgage Obligation Structured Trust Pass-Thru
  Certificates, Series 1993-1, Class A-1, 6.35%,
  Due 10/25/18                                      28,678       28,606
NPF IX, Inc. 97-1 Healthcare Receivables Notes,
  Class A, 6.339%, Due 7/01/00 (Acquired
  7/24/97; Cost $1,999,975) (d)                  2,000,000    1,995,000
RTC Mortgage Pass-Thru Securities, Inc.
  Mortgage Pass-Thru Certificates, Series 92-18P,
  Class B-5, 7.50%, Due 1/25/21                  2,000,000    2,007,500
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-6, Class A-3, 7.7541%,
  Due 1/25/26                                    1,166,692    1,171,067
  Series 1992-6, Class B-9, 6.5475%,
  Due 11/25/26                                     570,815      572,956
  Series 1992-15, Class B-7, 7.0175%,
  Due 7/25/27                                    1,743,000    1,749,536
  Series 1992-16, Class A-4, 7.6859%,
  Due 8/25/22                                       27,117       27,538
  Series 1992-16, Class B-3, 10.5981%,
  Due 5/25/24                                    1,500,048    1,552,549
  Series 1995-1, Class B-5, 6.8344%,
  Due 10/25/28                                     362,083      366,609
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1990-C1, Class A, 6.2849%, Due 10/25/20   901,329      905,836
  Series 1991-1, 7.4911%, Due 3/25/20              997,361    1,017,308
  Series 1992-3, Class A-2, 7.5457%, Due 6/25/20   918,421      923,014
Ryland Mortgage Securities Corporation Variable
  Rate Senior Mortgage Partnership Securities,
  Series 89-1, Class 1A, Perpetual Savings Bank,
  7.8033%, Due 9/25/19                             745,839      745,093
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates,
  Series 1996-C1, Class D, 6.6563%, Due
  10/25/10 (Acquired 9/27/96; Cost $994,840)(d)  1,000,000    1,000,000
Western Federal Savings & Loan Association
  Collateralized Mortgage Obligation,
  Series 1989-5, Class A, 6.8247%,
  Due 7/25/19                                    1,179,907    1,177,300
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $32,027,267)                              32,232,518
--------------------------------------------------------------------------------

OPTIONS 0.0%
COLOMBIA
Columbian Peso Currency Call Options (Strike
  price is equal to the daily exchange rate,
  currently 1281.20.  Expiration date is
  1/12/98.)                                  2,000,000 COP        9,400
--------------------------------------------------------------------------------
TOTAL OPTIONS (COST $26,000)                                      9,400
--------------------------------------------------------------------------------

PREFERRED STOCKS 1.2%
UNITED STATES
First International Funding, 3.50% (Acquired
  9/10/96) (d)                                          14    1,396,500
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,403,168)                      1,396,500
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 16.4%
COMMERCIAL PAPER 6.8%
DISCOUNTED 6.8%
INDONESIA
Asia Pulp & Paper Company, Ltd.:
  Due 12/08/97                           6,000,000,000 IDR    1,653,341
  Due 3/19/98                            6,000,000,000 IDR    1,494,972
Polysindo EKA Perkasa PT, Due 3/18/98   7,000,000,000  IDR    1,730,447
Texmaco Jaya PT, Due 11/12/97                3,000,000 USD    2,995,410
                                                             ----------
                                                              7,874,170
INTEREST BEARING, DUE UPON DEMAND 0.0%
United States Cayman Eurodollar Call
  Deposit, 4.50%                                $    1,000        1,000
                                                             ----------
Total Commercial Paper                                        7,875,170

GOVERNMENT & AGENCY ISSUES 6.8%
INDONESIA 3.4%
Polysindo EKA Perkasa PT Notes, Zero %,
  Due 1/14/98                                4,000,000 USD    3,922,000

RUSSIA 0.8%
Russian Sovereign Risk Notes, Zero %,
  Due 1/14/98                                1,000,000 USD      972,000

UKRAINE 2.0%
Ukranian T-Bill Linked Hedged Promissory
  Notes, 11.00%, Due 2/20/98                 2,262,000 USD    2,265,738

UNITED KINGDOM 0.4%
Government of United Kingdom Treasury Notes,
  7.25%, Due 3/30/98                           250,000 GBP      418,773

UNITED STATES 0.2%
United States Treasury Bills, Due 1/08/98 (c)     $240,000      237,782
                                                             ----------
Total Government & Agency Issues                              7,816,293

TIME DEPOSITS 2.8%
CHILE 1.3%
Citibank Time Deposit (with Chilean Peso
  indexation and interest based on the
  Chilean denominated deposit), 11.55%,
  Due 11/12/97                               1,500,000 USD    1,491,103

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1997
--------------------------------------------------------------------------------
================================================================================
                 STRONG SHORT-TERM GLOBAL BOND FUND (continued)
================================================================================
                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
--------------------------------------------------------------------------------
EL SALVADOR 1.5%
Citibank Time Deposit (with El Salvador Colon
  indexation and interest based on the El
  Salvador denominated deposit), 9.00%,
  Due 11/20/97                               1,750,000 USD $  1,749,001
                                                           ------------
Total Time Deposits                                           3,240,104
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $21,665,321)              18,931,567
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $115,529,176) 96.0%   111,047,109
Other Assets & Liabilities, Net  4.0%                         4,677,312
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                          $115,724,421
--------------------------------------------------------------------------------

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying    Unrealized
                                      Expiration   Face Amount  Appreciation
                                         Date       at Value   (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 5 Ten-Year French Government Bonds     12/97     $  429,899      $   695
17 Ten-Year German Government Bonds     12/97      2,538,987       23,212
24 Ten-Year Italian Government Bonds    12/97      3,169,051       95,382
 3 Ten-Year United Kingdom
       Government Bonds                 12/97        298,619       11,633
12 Five-Year U.S. Treasury Notes        12/97      1,300,875       23,063
 1 Ten-Year U.S. Treasury Notes         12/97        111,750         (188)

Sold:
 9 Ten-Year Australian
       Government Bonds                 12/97       (919,373)     (33,035)
 7 U.S. Treasury Bonds                  12/97       (829,281)     (43,094)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                              Unrealized
                                  Settlement     Value       Appreciation
                                     Date       in USD      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
      1,168,022  AUD                2/12/98    $  820,922     ($ 59,475)

Sold:
     (6,680,000) AUD                8/12/98    (4,718,284)       (2,204)
     (7,204,375) DEM               11/12/97    (4,181,918)     (163,325)
       (858,125) DEM                5/04/98      (502,726)        1,579
     (3,300,000) DKK               11/12/97      (503,341)      (34,231)
     (6,500,000) FRF                2/12/98    (1,132,265)      (18,355)
       (850,000) GBP               11/12/97    (1,421,261)      (79,766)
 (6,000,000,000) IDR               12/09/97    (1,659,109)      714,779
 (7,000,000,000) IDR                3/19/98    (1,870,124)      885,781
 (6,000,000,000) IDR                3/20/98    (1,602,421)      758,854
(10,000,000,000) IDR                4/26/99    (4,118,616)           --
     (3,100,000) NZD                2/12/98    (1,916,060)       32,290
    (16,342,956) SEK               11/12/97    (2,175,988)      (53,001)


--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                           Percentage of Net Assets
--------------------------------------------------------------------------------
Foreign Government .....................................25.0%
Non-Agency Single-Family ...............................18.7
Foreign Corporate ......................................11.0
FNMA ................................................... 8.0
Non-Agency Asset-Backed ................................ 5.2
Bank - Money Center .................................... 4.8
FHLMC .................................................. 3.1
Paper & Forest Products ................................ 3.1
Non-Agency Commercial .................................. 2.6
Oil - International Integrated ......................... 2.5
Transportation Service ................................. 2.5
Finance - Miscellaneous ................................ 2.0
Telecommunication Service .............................. 1.2
U.S. Government ........................................ 1.1
Savings & Loan ......................................... 1.0
Airline ................................................ 0.9
Electronic Products - Miscellaneous .................... 0.8
Metal Products & Fabrication ........................... 0.8
Diversified Operations ................................. 0.4
Media - Radio/TV ....................................... 0.4
Non-Agency Manufactured Housing ........................ 0.4
Steel .................................................. 0.4
Bank - Super Regional .................................. 0.1
Other Assets and Liabilities, Net ...................... 4.0
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------

 CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD   Australian Dollar
CAD   Canadian Dollar
COP   Columbian Peso
DEM   German Mark
DKK   Danish Krona
ESP   Spanish Peseta
FIM   Finish Mark
FRF   French Franc
GBP   British Pound
IDR   Indonesian Rupiah
IEP   Irish Punt
ITL   Italian Lira
JPY   Japanese Yen
NZD   New Zealand Dollar
SEK   Swedish Krona
THB   Thailand Baht
USD   United States Dollar


 LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.

Percentages are stated as a percent of net assets.


                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1997                                                                         (In Thousands, Except Per Share Amounts)

                                                                                            STRONG ASIA       STRONG INTERNATIONAL
                                                                                           PACIFIC FUND            STOCK FUND
                                                                                           ------------       --------------------
ASSETS:
   Investments in Securities, at Value (Cost of $39,506 and $210,165, respectively)           $27,933               $176,962
   Receivable for Securities and Forward Foreign Currency Contracts Sold                          976                  6,785
   Receivable for Fund Shares Sold                                                                  1                     --
   Dividends and Interest Receivable                                                               72                    425
   Cash                                                                                         1,988                  1,782
   Other Assets                                                                                    36                     15
                                                                                              -------               --------
   Total Assets                                                                                31,006                185,969

LIABILITIES:
   Payable for Securities Purchased                                                               307                  4,485
   Payable for Fund Shares Redeemed                                                               536                  1,106
   Accrued Operating Expenses and Other Liabilities                                                77                    272
                                                                                              -------               --------
   Total Liabilities                                                                              920                  5,863
                                                                                              -------               --------
NET ASSETS                                                                                    $30,086               $180,106
                                                                                              =======               ========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                              $44,460               $206,643
   Undistributed Net Investment Income                                                            121                  2,188
   Undistributed Net Realized Gain (Loss)                                                      (3,011)                 3,999
   Net Unrealized Depreciation                                                                (11,484)               (32,724)
                                                                                              -------               --------
   Net Assets                                                                                 $30,086               $180,106
                                                                                              =======               ========
Capital Shares Outstanding (Unlimited Number Authorized)                                        4,091                 15,019

NET ASSET VALUE PER SHARE                                                                       $7.35                 $11.99
                                                                                                =====                 ======

                                                                                       STRONG INTERNATIONAL     STRONG SHORT-TERM
                                                                                             BOND FUND          GLOBAL BOND FUND
                                                                                       --------------------     -----------------
ASSETS:
   Investments in Securities, at Value (Cost of $27,407 and $115,529, respectively)           $25,292               $111,047
   Receivable for Securities and Forward Foreign Currency Contracts Sold                        2,401                  9,020
   Receivable for Fund Shares Sold                                                                  4                      6
   Interest Receivable                                                                            662                  1,727
   Other Assets                                                                                 1,018                  2,362
                                                                                              -------               --------
   Total Assets                                                                                29,377                124,162

LIABILITIES:
   Payable for Securities Purchased                                                               475                  7,359
   Payable for Fund Shares Redeemed                                                               610                    168
   Dividends Payable                                                                               --                    815
   Accrued Operating Expenses and Other Liabilities                                                88                     96
                                                                                              -------               --------
   Total Liabilities                                                                            1,173                  8,438
                                                                                              -------               --------
NET ASSETS                                                                                    $28,204               $115,724
                                                                                              =======               ========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                              $27,275               $117,063
   Undistributed Net Investment Income                                                            331                    281
   Undistributed Net Realized Gain                                                                588                    798
   Net Unrealized Appreciation (Depreciation)                                                      10                 (2,418)
                                                                                              -------               --------
   Net Assets                                                                                 $28,204               $115,724
                                                                                              =======               ========
Capital Shares Outstanding (Unlimited Number Authorized)                                        2,436                 11,041

NET ASSET VALUE PER SHARE                                                                      $11.58                 $10.48
                                                                                                =====                 ======


                                            See notes to financial statements.

                                                                                                                                  21

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 1997                                                                 (In Thousands)
                                                                                            STRONG ASIA       STRONG INTERNATIONAL
                                                                                           PACIFIC FUND            STOCK FUND
                                                                                           ------------       --------------------
INCOME:
   Dividends (net of witholding taxes of $105 and $500, respectively)                         $  793                $ 5,068
   Interest                                                                                      381                    978
                                                                                              ------                -------
   Total Income                                                                                1,174                  6,046
EXPENSES:
   Investment Advisory Fees                                                                      568                  2,819
   Custodian Fees                                                                                220                    539
   Shareholder Servicing Costs                                                                   258                    880
   Other                                                                                         120                    274
                                                                                              ------                -------
   Total Expenses before Waivers and Absorptions                                               1,166                  4,512
   Involuntary Expense Waivers and Absorptions by Advisor                                        (30)                    __
                                                                                              ------                -------
   Expenses, Net                                                                               1,136                  4,512
                                                                                              ------                -------
NET INVESTMENT INCOME                                                                             38                  1,534
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                              (2,895)                 6,138
     Forward Foreign Currency Contracts                                                          392                  4,294
     Foreign Currencies                                                                          (15)                   (99)
                                                                                              ------                -------
     Net Realized Gain (Loss)                                                                 (2,518)                10,333
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                              (5,655)               (16,851)
     Futures Contracts, Options and Forward Foreign Currency Contracts                           270                    874
     Foreign Currencies                                                                         (163)                  (111)
                                                                                              ------                -------
     Change in Unrealized Appreciation/Depreciation                                           (5,548)               (16,088)
                                                                                              ------                -------
NET LOSS                                                                                      (8,066)                (5,755)
                                                                                              ------                -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         ($8,028)              ($ 4,221)
                                                                                              ======                =======

                                                                                       STRONG INTERNATIONAL     STRONG SHORT-TERM
                                                                                             BOND FUND          GLOBAL BOND FUND
                                                                                       --------------------     -----------------
INCOME:
   Interest                                                                                   $2,715                 $7,311
   Dividends (net of withholding taxes of $1 and $29, respectively)                               54                    115
                                                                                              ------                 ------
   Total Income                                                                                2,769                  7,426
EXPENSES:
   Investment Advisory Fees                                                                      222                    564
   Custodian Fees                                                                                 80                     91
   Shareholder Servicing Costs                                                                   102                    156
   Other                                                                                          79                    105
                                                                                              ------                 ------
   Total Expenses before Waivers and Absorptions                                                 483                    916
   Voluntary Expense Waivers and Absorptions by Advisor                                         (259)                  (276)
                                                                                              ------                 ------
   Expenses, Net                                                                                 224                    640
                                                                                              ------                 ------
NET INVESTMENT INCOME                                                                          2,545                  6,786
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                                 361                    340
     Futures Contracts, Options and Forward Foreign Currency Contracts                        (2,359)                 1,867
     Foreign Currencies                                                                          (18)                   (65)
                                                                                              ------                 ------
     Net Realized Gain (Loss)                                                                 (2,016)                 2,142
  Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                              (3,029)                (5,547)
     Futures Contracts, Options and Forward Foreign Currency Contracts                         2,168                  1,993
     Foreign Currencies                                                                          (21)                     3
                                                                                              ------                 ------
     Change in Unrealized Appreciation/Depreciation                                             (882)                (3,551)
                                                                                              ------                 ------
NET LOSS                                                                                      (2,898)                (1,409)
                                                                                              ------                 ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              ($  353)                $5,377
                                                                                              ======                 ======




                                            See notes to financial statements.
22

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
For the years ended October 31, 1997 and October 31, 1996                                 (In Thousands)
                                                                           STRONG ASIA                   STRONG INTERNATIONAL
                                                                          PACIFIC FUND                        STOCK FUND
                                                                    -------------------------          ------------------------
                                                                      1997            1996               1997           1996
                                                                    --------        --------           --------       --------
OPERATIONS:
   Net Investment Income                                            $     38        $    125           $  1,534       $  1,844
   Net Realized Gain (Loss)                                           (2,518)          4,172             10,333         26,382
   Change in Unrealized Appreciation/Depreciation                     (5,548)         (2,446)           (16,088)        (9,644)
                                                                    --------        --------           --------       --------
   Increase (Decrease) in Net Assets Resulting from Operations        (8,028)          1,851             (4,221)        18,582
DISTRIBUTIONS:
   From Net Investment Income                                            (39)           (125)            (1,534)        (1,929)
   In Excess of Net Investment Income                                   (181)         (2,584)            (3,812)        (8,449)
   From Net Realized Gains                                              (749)             --            (17,009)            --
   In Excess of Net Realized Gains                                      (117)             --                 --             --
                                                                    --------        --------           --------       --------
   Total Distributions                                                (1,086)         (2,709)           (22,355)       (10,378)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                          70,733         134,865            189,644        288,061
   Proceeds from Reinvestment of Dividends                             1,050           2,633             21,807         10,102
   Payment for Shares Redeemed                                      (104,622)       (119,249)          (308,666)      (213,875)
                                                                    --------        --------           --------       --------
   Increase (Decrease) in Net Assets from Capital Share Transactions (32,839)         18,249            (97,215)        84,288
                                                                    --------        --------           --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (41,953)         17,391           (123,791)        92,492
NET ASSETS:
   Beginning of Period                                                72,039          54,648            303,897        211,405
                                                                    --------        --------           --------       --------
   End of Period                                                    $ 30,086        $ 72,039           $180,106       $303,897
                                                                    ========        ========           ========       ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                7,557          13,443             13,682         20,236
   Issued in Reinvestment of Distributions                               110             266              1,630            725
   Redeemed                                                          (11,147)        (11,861)           (22,390)       (15,083)
                                                                      ------          ------             ------         ------
   Increase (Decrease) in Shares of the Fund                          (3,480)          1,848             (7,078)         5,878
                                                                      ======          ======             ======         ======


                                                                      STRONG INTERNATIONAL                 STRONG SHORT-TERM
                                                                            BOND FUND                      GLOBAL BOND FUND
                                                                     -----------------------           -----------------------
                                                                       1997           1996               1997           1996
                                                                     -------         -------           --------        -------
OPERATIONS:
   Net Investment Income                                             $ 2,545         $ 2,021           $  6,786        $ 2,826
   Net Realized Gain (Loss)                                           (2,016)           (213)             2,142            190
   Change in Unrealized Appreciation/Depreciation                       (882)            444             (3,551)           917
                                                                     -------         -------           --------        -------
   Increase (Decrease) in Net Assets Resulting from Operations          (353)          2,252              5,377          3,933
DISTRIBUTIONS:
   From Net Investment Income                                           (585)         (1,116)            (7,236)        (2,683)
   In Excess of Net Investment Income                                     --              --             (1,002)            --
   From Net Realized Gains                                                --            (137)                --             --
   In Excess of Net Realized Gains                                       (42)             --                 --             --
                                                                     -------         -------           --------        -------
   Total Distributions                                                  (627)         (1,253)            (8,238)        (2,683)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                          25,686          31,035            147,712         79,731
   Proceeds from Reinvestment of Dividends                               589           1,203              6,904          2,465
   Payment for Shares Redeemed                                       (28,190)        (23,473)          (106,904)       (37,744)
                                                                     -------         -------           --------        -------
   Increase (Decrease) in Net Assets from Capital Share Transactions  (1,915)          8,765             47,712         44,452
                                                                     -------         -------           --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (2,895)          9,764             44,851         45,702
NET ASSETS:
   Beginning of Period                                                31,099          21,335             70,873         25,171
                                                                     -------         -------           --------        -------
   End of Period                                                     $28,204         $31,099           $115,724        $70,873
                                                                     =======         =======           ========        =======
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                2,239           2,700             13,724          7,520
   Issued in Reinvestment of Distributions                                50             105                647            234
   Redeemed                                                           (2,472)         (2,045)            (9,933)        (3,559)
                                                                       -----           -----             ------          -----
   Increase (Decrease) in Shares of the Fund                            (183)            760              4,438          4,195
                                                                       =====           =====             ======          =====

                                            See notes to financial statements.

                                                                                                                                  23

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

1.   ORGANIZATION
     The Strong International Funds ("The Funds") consist of Strong Asia Pacific Fund, Inc.*, Strong International Stock Fund, Inc.*, Strong International Bond Fund, Inc.** and Strong Short-Term Global Bond Fund, Inc.** The Funds are separately incorporated, diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940.
          * Diversified
         ** Non-Diversified

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A)  Security  Valuation--  Portfolio  securities  traded  primarily  on  a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at either the mean of the latest bid and asked prices or at the latest reported sales price, depending on local convention or regulation. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1997 were as follows:

                                                   AGGREGATE         AGGREGATE              PERCENT OF
                                                     COST            FAIR VALUE             NET ASSETS             LIQUID*
                                                 -----------        -----------             ----------            --------
          Strong Asia Pacific Fund               $ 1,439,202        $ 1,500,232                 5.0%               100.0%
          Strong International Stock Fund         11,827,879         11,284,612                 6.3%                94.4%
          Strong International Bond Fund           3,059,252          3,018,502                10.7%                80.2%
          Strong Short-Term Global Bond Fund      22,749,825         22,120,422                19.1%                93.7%
          *Of these securities, which are restricted from resale, the above percentage is eligible for resale pursuant to
          Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Funds' Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Asia Pacific Fund and Strong International Stock Fund 1.00%, Strong International Bond Fund 0.70%, and Strong Short-Term Global Bond Fund 0.625%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions for the year ended October 31, 1997 is as follows:

                                                                      OTHER SHAREHOLDER
                                                      PAYABLE TO         SERVICING          UNAFFILIATED
                                                      ADVISOR AT       EXPENSES PAID         DIRECTORS'
                                                    OCTOBER 31, 1997     TO ADVISOR             FEES
                                                    ----------------  -----------------     ------------
          Strong Asia Pacific Fund                      $18,658           $2,790               $1,352
          Strong International Stock Fund                12,787            8,229                4,768
          Strong International Bond Fund                 52,371            1,038                1,244
          Strong Short-Term Global Bond Fund             50,974            1,557                1,495

--------------------------------------------------------------------------------
October 31, 1997

4.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended October 31, 1997 were as follows:

                                                                PURCHASES                              SALES
                                                   --------------------------------     --------------------------------
                                                   U.S. GOVERNMENT                      U.S. GOVERNMENT
                                                      AND AGENCY           OTHER          AND AGENCY            OTHER
                                                   ---------------     ------------     ---------------     ------------
           Strong Asia Pacific Fund                  $       ___       $ 45,953,349       $      ___        $ 77,777,538
           Strong International Stock Fund                   ___        367,798,863              ___         472,402,604
           Strong International Bond Fund                257,891         45,322,023        1,257,878          48,252,541
           Strong Short-Term Global Bond Fund         13,061,015        148,247,410        7,935,969         100,765,241

5.   INCOME TAX INFORMATION
     At October 31, 1997, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers for federal income tax purposes were as follows:

                                        FEDERAL TAX      UNREALIZED     UNREALIZED           NET          NET CAPITAL LOSS
                                            COST        APPRECIATION   DEPRECIATION      DEPRECIATION         CARRYOVERS
                                        ------------    ------------   ------------      ------------     ----------------
     Strong Asia Pacific Fund           $ 39,522,593    $1,009,352    ($12,598,760)     ($11,589,408)         $3,279,010
     Strong International Stock Fund     210,426,796     8,884,648     (42,349,277)      (33,464,629)                ___
     Strong International Bond Fund       27,407,111       381,009      (2,495,836)       (2,114,827)                ___
     Strong Short-Term Global Bond Fund  115,529,729       631,830      (5,114,450)       (4,482,620)                ___

     Capital loss carryovers expire in varying amounts through 2005.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 1997, which are designated as qualifying for the dividends-received deduction are Strong Asia Pacific Fund 0.0%, Strong International Stock Fund 0.0%, Strong International Bond Fund 9.0%, and Strong Short-Term Global Bond Fund 1.6%.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

STRONG ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              SELECTED PER-SHARE DATA (a)
               ---------------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                           -------------------------------------  ---------------------------------------------------------

                                      Net Realized
                Net Asset            and Unrealized     Total                  In Excess             In Excess             Net Asset
                  Value,      Net         Gains          from      From Net      of Net    From Net   of Net                 Value,
                Beginning  Investment  (Losses) on    Investment  Investment   Investment  Realized  Realized     Total      End of
                of Period    Income    Investments    Operations    Income       Income      Gains     Gains  Distributions  Period

Oct. 31, 1997     $ 9.51     $0.01       ($2.01)       ($2.00)     ($0.01)      ($0.03)    ($0.10)    ($0.02)    ($0.16)     $7.35
Oct. 31, 1996       9.55      0.06         0.31          0.37       (0.06)       (0.35)        __         __      (0.41)      9.51
Oct. 31, 1995 (c)   9.35      0.04         0.20          0.24       (0.03)       (0.01)        __         __      (0.04)      9.55
Dec. 31, 1994      10.00      0.05        (0.57)        (0.52)      (0.01)          __         __      (0.12)     (0.13)      9.35

STRONG ASIA PACIFIC FUND (continued)
-------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------

                               Net                 Ratio of Net
                             Assets,     Ratio of   Investment               Average
                              End of     Expenses     Income    Portfolio  Commission
                    Total  Period (In   to Average  to Average   Turnover     Rate
                   Return   Millions)   Net Assets  Net Assets     Rate     Paid (b)

Oct. 31, 1997      -21.5%     $30          2.0%        0.1%        96.7%    $0.0073
Oct. 31, 1996       +3.8%      72          2.3%        0.2%        91.4%     0.0104
Oct. 31, 1995 (c)   +2.6%      55          2.0%*       0.5%*      104.3%
Dec. 31, 1994       -5.3%      58          2.0%        0.6%       103.3%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------


STRONG INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             SELECTED PER-SHARE DATA (a)
               ---------------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                           -------------------------------------  --------------------------------------------------------

                                      Net Realized
                Net Asset            and Unrealized     Total                  In Excess             In Excess             Net Asset
                  Value,      Net         Gains          from      From Net      of Net    From Net   of Net                 Value,
                Beginning  Investment  (Losses) on    Investment  Investment   Investment  Realized  Realized     Total      End of
                of Period    Income    Investments    Operations    Income       Income      Gains     Gains  Distributions  Period

Oct. 31, 1997      $13.75    $0.01      ($0.69)        ($0.68)     ($0.01)      ($0.26)    ($0.81)        __     ($1.08)     $11.99
Oct. 31, 1996       13.03     0.17        1.11           1.28       (0.18)       (0.38)        __         __      (0.56)      13.75
Oct. 31, 1995 (c)   12.65     0.08        0.37           0.45       (0.07)          __         __         __      (0.07)      13.03
Dec. 31, 1994       14.18     0.06       (0.27)         (0.21)      (0.01)          __      (1.25)    ($0.06)     (1.32)      12.65
Dec. 31, 1993        9.77       __        4.66           4.66          __        (0.02)     (0.23)        __      (0.25)      14.18
Dec. 31, 1992 (d)   10.00     0.05       (0.23)         (0.18)      (0.05)          __         __         __      (0.05)       9.77

STRONG INTERNATIONAL STOCK FUND (continued)
-------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------

                               Net                 Ratio of Net
                             Assets,     Ratio of   Investment               Average
                              End of     Expenses     Income    Portfolio  Commission
                    Total  Period (In   to Average  to Average   Turnover     Rate
                   Return   Millions)   Net Assets  Net Assets     Rate     Paid (b)

Oct. 31, 1997       -5.7%     $180         1.6%        0.5%       143.7%    $0.0023
Oct. 31, 1996       +9.8%      304         1.7%        0.6%       108.6%     0.0166
Oct. 31, 1995 (c)   +3.6%      211         1.8%*       0.8%*      102.0%
Dec. 31, 1994       -1.6%      258         1.7%        0.3%       136.5%
Dec. 31, 1993      +47.8%      128         1.9%       (0.3%)      139.9%
Dec. 31, 1992 (d)   -1.8%       13         2.0%*       0.8%*       20.8%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(d) Inception date is March 4, 1992. Total return and portfolio turnover rate are not annualized.


STRONG INTERNATIONAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             SELECTED PER-SHARE DATA (a)
               ---------------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                           -------------------------------------  --------------------------------------------------------

                                      Net Realized
                Net Asset            and Unrealized     Total                  In Excess             In Excess             Net Asset
                  Value,      Net         Gains          from      From Net      of Net    From Net   of Net                 Value,
                Beginning  Investment  (Losses) on    Investment  Investment   Investment  Realized  Realized     Total      End of
                of Period    Income    Investments    Operations    Income       Income      Gains     Gains  Distributions  Period

Oct. 31, 1997     $11.87     $1.03      ($1.11)        ($0.08)     ($0.20)          __         __     ($0.01)    ($0.21)     $11.58
Oct. 31, 1996      11.48      0.80        0.15           0.95       (0.50)          __     ($0.06)        __      (0.56)      11.87
Oct. 31, 1995 (b)  10.36      0.78        1.00           1.78       (0.66)          __         __         __      (0.66)      11.48
Dec. 31, 1994 (c)  10.00      0.46        0.40           0.86       (0.46)      ($0.02)        __      (0.02)     (0.50)      10.36

STRONG INTERNATIONAL BOND FUND (continued)
---------------------------------------------------------------------------------------------

                                          RATIOS AND SUPPLEMENTAL DATA
                   --------------------------------------------------------------------------

                               Net                 Ratio of Expenses  Ratio of Net
                             Assets,     Ratio of   to Average Net     Investment
                              End of     Expenses   Assets Without       Income     Portfolio
                    Total  Period (In   to Average   Waivers and       to Average    Turnover
                   Return   Millions)   Net Assets   Absorptions       Net Assets      Rate

Oct. 31, 1997       -0.7%     $28          0.7%          1.5%              8.1%       208.4%
Oct. 31, 1996       +8.6%      31          0.0%          1.8%              7.4%       258.3%
Oct. 31, 1995 (b)  +17.3%      21          0.0%*         2.0%*             8.3%*      473.3%
Dec. 31, 1994 (c)   +8.7%      10          0.0%*         2.0%*             7.9%*      679.3%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(c) Inception date is March 31, 1994. Total return and portfolio turnover rate are not annualized.


STRONG SHORT-TERM GLOBAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                         SELECTED PER-SHARE DATA (a)
               ----------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                        LESS DISTRIBUTIONS
                           -------------------------------------  --------------------------------------------------

                                           Net
                Net Asset             Realized and      Total                  In Excess    In Excess                Net Asset
                  Value,      Net      Unrealized        from      From Net      of Net      of Net                    Value,
                Beginning  Investment   Gains on      Investment  Investment   Investment   Realized       Total       End of
                of Period    Income    Investments    Operations    Income       Income       Gains    Distributions   Period


Oct. 31, 1997     $10.74     $0.81      ($0.10)        $0.71       ($0.85)      ($0.12)          __     ($0.97)        $10.48
Oct. 31, 1996      10.46      0.71        0.34          1.05        (0.77)          __           __      (0.77)         10.74
Oct. 31, 1995 (b)  10.15      0.65        0.20          0.85        (0.54)          __           __      (0.54)         10.46
Dec. 31, 1994 (c)  10.00      0.35        0.16          0.51        (0.35)          __       ($0.01)     (0.36)         10.15


STRONG SHORT-TERM GLOBAL BOND FUND (continued)
---------------------------------------------------------------------------------------------

                                          RATIOS AND SUPPLEMENTAL DATA
                   --------------------------------------------------------------------------

                               Net                 Ratio of Expenses  Ratio of Net
                             Assets,     Ratio of   to Average Net     Investment
                              End of     Expenses   Assets Without       Income     Portfolio
                    Total  Period (In   to Average   Waivers and       to Average    Turnover
                   Return   Millions)   Net Assets   Absorptions       Net Assets      Rate

Oct. 31, 1997       +6.8%     $116         0.7%          1.0%              7.6%       168.0%
Oct. 31, 1996      +10.4%       71         0.0%          1.5%              7.4%       179.7%
Oct. 31, 1995 (b)   +8.5%       25         0.0%*         2.0%*             8.2%*      437.3%
Dec. 31, 1994 (c)   +5.1%       20         0.0%*         1.7%*             7.7%*      287.8%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(c) Inception date is March 31, 1994. Total return and portfolio turnover rate are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong International Funds

We have audited the accompanying statements of assets and liabilities of Strong Short-Term Global Bond Fund, Inc., Strong International Bond Fund, Inc., Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc., (collectively referred to herein as the "Strong International Funds"), including the schedules of investments in securities, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Strong International Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong International Funds as of October 31, 1997, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 9, 1997

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                       Lawrence A. Totsky, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                        Brown Brothers Harriman & Company
                  40 Water Street, Boston, Massachusetts 02109

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 6682L97               97AINT